Transamerica Premier Funds

2000 ANNUAL REPORT

Table of Contents

President's Report                                   1

Investment Adviser Outlook                           2

Transamerica Premier Aggressive Growth Fund 4

Transamerica Premier Small Company Fund              6

Transamerica Premier Equity Fund                     8

Transamerica Premier Value Fund                      10

Transamerica Premier Index Fund                      12

Transamerica Premier Balanced Fund                   20

Transamerica Premier High Yield Bond Fund            23

Transamerica Premier Bond Fund                       26

Transamerica Premier Cash Reserve Fund               28


Financial Statements

Statements of Assets and Liabilities                 32

Statements of Operations                             33

Statements of Changes in Net Assets                  34

Financial Highlights                                 37

Notes to Financial Statements                        51

Independent Auditor's Report                         57

Dear Fellow Shareholders

For most of the 1990s, the stock market rewarded investors handsomely. Enthusiastic investors poured money into mutual funds. By the end of 1999, U.S. households had invested approximately $6.5 trillion in mutual funds, up significantly from $1.1 trillion in 1990. The percent of U.S. households with mutual fund ownership in retail accounts, 401(k) accounts, individual retirement accounts and variable annuities also increased from 74% in 1990 to 81% by the end of 1999.

By early 2000, the stock market, led by internet and technology stocks, had risen to record levels. Investors were euphoric as they capped nearly a decade of year-after-year positive returns with double-, and in rare cases, triple-digit returns for 1999.

The Federal Reserve began a series of interest rate hikes in February 2000 in an attempt to slow down the economy. By year end, the stock market posted negative returns. Despite a difficult year, most mutual fund investors stayed the course and remained focused on long-term investment goals.

The Transamerica Premier Funds will continue to follow its investment philosophy of investing in 'premier' companies with the intention of buying and holding their securities for the long term. Although it is difficult to predict what the market will bring, our shareholders can be assured that our 'premier' company investment philosophy remains unchanged.

Our most recent Morningstar(tm) ratings are shown on the right and the Investment Outlook, which is prepared by the Investment Adviser, can be found beginning on page 2. This Annual Report also includes commentaries from the portfolio managers, a complete list of portfolio holdings and fund performance. We hope you find this report informative. If you have any questions regarding the Funds, or your account with the Premier Funds, please call 1-800-892-7587. We look forward to continuing to serve your investment needs.

Thank you for your continued investment in the Transamerica Premier Funds. Sincerely,


Gary U. Rolle,President

               Morningstar Overall Rating(tm)           Premier Fund
                      [5 stars]                         Aggressive Growth Fund
              Rating for 3 and 5 years ending 12/31/00  Small Company Fund
              among 4,164 and 2,542                     Equity Fund
                Domestic Equity Funds, respectively     Balanced Fund

                     [4 stars]
               Rating for 5 years ending 12/31/00          Index Fund
                among 4,164 Domestic Equity Funds

                     [3 stars]
               Rating for 5 years ending 12/31/00           Bond Fund
                 among 1,309 Taxable Bond Funds

Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change each month, 5 stars is the highest rating, representing the top 10% of funds in its broad asset class, 4 stars is the next highest rating, representing the next 22.5% of funds in its broad asset class, 3 stars is the next highest rating, representing the next 35% of funds in its broad asset class. Morningstar ratings are calculated from a fund's 3-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and risk factor that reflects funds performance below 90-day Treasury bill returns. Past performance is no guarantee of future results. Ratings are for the investor share class only, other classes may vary. These are 3-year and 5-year ratings as of 12/31/00 among 4,164 and 2,542 domestic equity funds and 1,769 and 1,309 taxable bond funds, respectively.

Investment Adviser Outlook

Summary

During the fourth quarter of 2000, economic growth decelerated sharply from third quarter's levels as a result of the steep drop in consumer confidence. Consumer confidence was impacted by high energy prices, high consumer debt levels, and during the fourth quarter, very weak financial markets. Consumer spending dropped sharply in response, creating ripple effects across the economy, particularly in the manufacturing sector.

The Federal Reserve was sufficiently concerned about the magnitude of the slowing to shift from its bias to tighten to a bias to ease during the month of December. On January 3, the Federal Reserve cut the federal funds rate 50 basis points to 6.00% in a rare move between Federal Open Markets Committee (FOMC) meetings, signaling its intent to address economic weakness aggressively. This reversed the 50 basis point rate hike of last May, implemented out of concern that inflation risks were on the rise.

Because the other major economies of the world have decelerated as well, the risk of a global recession has increased. The key to a soft landing is the U.S. consumer, since consumer spending historically accounts for about two-thirds of GDP. Aggressive Federal Reserve easing as well as fiscal stimulus should begin to have a positive impact on the consumer and the economy by the second half of 2001.

Consumer

Consumer sentiment fell sharply towards the end of the fourth quarter, as measured by the Michigan Consumer Confidence Index, which fell from 107.6 in November to 98.4 in December. This was the lowest reading in this indicator since November of 1998. The Conference Board Consumer Confidence Index dropped similarly, with lowered expectations about the future of the economy accounting for most of the drop.

Consumer confidence was impacted by high energy prices, high consumer debt levels, and weak financial markets. Discretionary income has been reduced by soaring heating bills, with natural gas and heating oil prices almost doubling from last year's levels. High consumer debt levels and a negative savings rate in the face of rising job cut announcements further fueled consumer insecurity. Finally, the weak financial markets of the fourth quarter had a more severe impact on consumer confidence than in past economic cycles, due to the severity of the market decline and wider stock ownership. The number of people who own stocks is up dramatically; according to the NYSE, the number of Americans owning stock has increased from 52.3 million in 1989 to 84 million in 1998.

The impact on the economy of this drop in wealth and confidence was clear; retail and auto sales dropped sharply. Slowing demand for goods had a ripple effect, resulting in involuntary inventory build-up, production cuts, and layoffs across the economy, particularly in the manufacturing sector. The auto manufacturing sector slowed most prominently, resulting in double-digit cutbacks in production and multiple plant shutdowns and layoffs. The National Association of Purchasing Managers' index of manufacturing activity dropped four points in December to 43.7, a level which indicates contraction in the manufacturing sector. This is the lowest reading on the index since 1991, when the country was emerging from a recession. Suggesting further weakness ahead, the new orders component of the index dropped from 48.4 in November to 42 in December.

Job growth has been impacted. According to the outplacement firm Challenger, Gray & Christmas, December's 133,713 announced job cuts was the highest number since the survey started in 1993. Unemployment claims have also increased almost 25% since the end of the second quarter. Finally, adjusting for Census workers and strikers, the average payroll gain for the fourth quarter was only 73,000 versus the 187,000 a month average posted during the third quarter.

Unfortunately, this cycle of declining confidence leading to job cuts tends to be self-reinforcing, so that job growth is unlikely in the absence of consumer demand. Monetary and fiscal stimulus is generally the impetus behind a consumer-led economic recovery. With 30-year conventional fixed mortgage rates at an 18-month low of below 7.00%, demand for housing and refinancing should increase.

The mortgage refinancing index should continue to trend upwards, so that declines in monthly mortgage payments should increase consumers' discretionary income. Finally, with fiscal stimulus in the form of tax cuts increasingly likely, consumer demand should rise, but not until the second half of 2001.

Capital Spending

In the private sector significant declines in capital spending are expected. Financial market volatility has made the cost of capital prohibitive for less than sterling companies, and continued economic slowing lowers the expected return on this capital. Banks are also experiencing deterioration in loan quality, impacting their willingness to lend. Finally, many sectors already have overcapacity, particularly the auto, retail, and telecommunications sectors. Slowing in private capital spending is expected to be a drag on GDP growth, since business spending has been an important component of the economy. During the third quarter, about one percentage point of the quarter's 2.2% increase in GDP was attributable to business investment.

In the public sector the fiscal outlook remains stimulative on the national level, and more restrictive at the state level. Because the Presidential election was close and Congress is almost evenly split, major changes in government spending are unlikely over the near term, with the trend of increased spending fueled from budget surpluses likely to remain intact. An additional source of fiscal stimulus is increasingly likely longer term in the form of significant Federal tax cuts.

Measures to decrease estate taxes, the marriage penalty tax, and to expand the IRA/401(k) already have widespread bipartisan support. Tax cuts in the face of a slowing economy are also much more likely to receive financial market support. President Bush is expected to unveil a tax cut soon, which would mostly lower marginal tax rates. The Bush income tax cut plan, estimated at $1.3 trillion, calls for cutting marginal income tax rates from a range of 15% to 39.6% to a lower range of 10% to 33%. This plan is unlikely to be implemented in the first half of the year, although it could be retroactive to January 1. However, the expectation of significantly lower taxes would have a stimulative impact on consumer confidence.

At the state level, states which rely heavily upon sales tax as a revenue source are already feeling the impact of the decline in consumer spending. The average state generates about one-third of its state revenues from sales taxes. Many states are also experiencing rising expenditures resulting from promises made in better times. Aggressive tax cuts at the state level are thus less likely.

Inflation

Inflation remained tame during 2000, with the core (excluding the volatile food and energy components) Consumer Price Index rising slightly to an annualized 2.6% rate from 1999's 1.9% level. Inflationary pressures tend to recede as the economy slows because pricing increases become difficult to pass through in the face of declining demand. Wage pressures should also subside as employees become less concerned about getting raises and more concerned about keeping their jobs. Tame inflation increases the likelihood of aggressive Fed easing in response to slowing in the economy.

Interest Rates

The current disinflationary environment is positive for bond market returns. The Federal Reserve is expected to continue to ease through 2001, with an additional 50 basis point Federal Funds rate cut to 5.50% by the end of the first quarter. Under this scenario 2-year Treasury yields are expected to range from 4.25% to 4.75%, and 30-year Treasury yields to range from 5.25% to 5.75%. The yield curve should remain positively sloped, as budget surpluses are more likely to be directed towards tax cuts and additional spending initiatives than future Treasury buybacks. This would increase the supply of longer dated Treasuries.

Stock Market

The stock market outlook is moderately positive, especially for selected sectors. With lower rates, rate sensitive sectors such as bank and finance should outperform. Companies which are the beneficiaries of technology usage should continue to reap productivity-led profit gains. This is especially true of companies in the retail, service and health care sectors, where increased efficiency in claims processing, billing, and inventory tracking should help expand margins. Sectors which should underperform in this scenario are more commodity oriented companies which have little or no pricing power.

2001 returns for the stock market are expected to be modestly positive, in the single digits. Sharply slowing profit growth, into the low-single digits for the S & P 500, should be offset by stimulative monetary and fiscal policy, and reduced risk at current valuations. The breadth of the market has increased, with valuation differentials between "new economy" and "old economy" shares narrowing substantially. Furthermore, margin debt is well off of its peak, with margin debt declining for the third month in a row in December to about 70% of its March 2000 levels. These factors all decrease the risk of steep declines in valuations.

Conclusion

The outlook for the year 2001 is one of cautious optimism. With consumer demand, business capital spending, and export demand slowing, the risks of a recession have increased. These risks are offset by an accommodative Federal Reserve and the prospect of increased fiscal stimulus in the form of income tax cuts. Although the first half of the year should bring further slowing, aggressive stimulus should begin to increase consumer demand by the beginning of the second half of 2001.

TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND
Portfolio Manager: Christopher J. Bonavico, Co-Manager: Daniel J. Prislin

Fund Performance

The Transamerica Premier Aggressive Growth Fund (Investor Class) generated a total return of -18.60% for the 12-month period ended December 31, 2000, in comparison to a -9.10% by the S&P 500 for the same period. Since its inception in June 1997, the Fund has earned an average annual total return of 34.38%, while the S&P 500 has returned 13.62%.

Portfolio Manager Comments

We believe the Fund's strategy of investing in leading management teams in growth industries continues to be the correct one. During the year, the Fund decreased its weightings in its more highly valued technology holdings. We believe in these businesses for the long run, however, valuations were stretched to high levels and some risk reduction was prudent. After many years of higher capital spending rates, businesses were challenged to generate adequate returns on their spending and as a result, began to slow their expenditures. We believe this is a cyclical phenomenon and that the long-term trend of deploying technology to garner competitive advantage remains the practice of today's business environment. The Fund continues to hold high quality technology businesses that have strong competitive advantages in growing markets including QUALCOMM, Maxim Integrated Products, and Applied Materials.

The Fund also took positions in non-technology businesses such as healthcare, financial and consumer services. We see significant investment returns for the leaders in these fields. Our holdings in these sectors include First Data, EchoStar Communications, Pfizer and Comcast.

Portfolio Asset Mix
[chart goes here]

Going Forward

We see economic growth resuming after the current healthy correction of the excesses of over-investment. Interest rates have a lot of room to come down, providing liquidity to businesses and consumers. Furthermore, we believe that investment decisions will be made more critically going forward. This creates a positive environment in which a focus on risk and return avoids speculative investment. We believe our focus on high-quality growth businesses is well suited to perform in this period. Strong management teams will continue to create wealth and stock valuations are now more attractive.

Thank you for your continued investment in the Transamerica Premier Aggressive Growth Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND WITH THE S&P 500 INDEX**

[chart goes here]

         Total Returns     Average Annual Total Return

As of
December 31, 2000    One Year    Three Years    Since Inception*
Investor Class    -18.60%        32.21%          34.38%
Class A           -18.71%        32.05%          34.27%
Class M           -18.93%        31.77%          33.98%
S&P 500 Index     -9.10%         12.26%          13.62%
Investor Class ($28,147 at 12/31/00)
Class A ($21,988 at 12/31/00) Class M ($22,795 at 12/31/00) S&P 500 Index
($15,642 at 12/31/00)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

         * Investor Class - June 30, 1997. Class A and Class M - June 30, 1998; average annual returns are based on the July 1, 1997 commencement date for the Investor Class.

         ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2000.

         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND
Schedule of Investments - December 31, 2000

                                                                       Market
                                                              Shares   Value

COMMON STOCKS - 96.9%
Biotechnology - 2.5%
ImClone Systems, Inc.a                                  100,000  $4,400,000
Commercial Services & Supplies - 3.2%
First Data Corporation                                  105,000  5,532,188
Communications Equipment - 8.9%
QUALCOMM, Inc.a                                          105,000  8,629,687
Redback Networks, Inc.a                                  75,000   3,075,000
RF Micro Devices, Inc.a                                 135,000  3,704,063
                                                                  15,408,750

Computers & Peripherals - 8.4%
Dell Computer Corporationa                              280,000  4,882,500
EMC Corporationa                                        145,000  9,642,500
                                                                 14,525,000

Diversified Financials - 10.3%
American Express Company                                135,000  7,416,562
Charles Schwab Corporation                              370,000  10,498,750
                                                                  17,915,312

Diversified Telecommunications Services - 12.7%
Qwest Communications International,
         Inc.a                                         400,000  16,400,000
Vodafone Group PLC ADRb                                 160,000  5,730,000
                                                                22,130,000

Electronic Equipment & Instruments - 3.7%
Palm, Inc.a                                             225,000  6,370,313
Food & Drug Retailing - 6.5%
CVS Corporation                                      190,000  11,388,125
Internet Software & Services - 6.8%
DigitalThink, Inc.a                                  160,000  2,730,000
InfoSpace, Inc.a                                     350,000  3,095,312
VeriSign, Inc.a                                      80,000   5,935,000
                                                              11,760,312

Media - 5.4%
Comcast Corporationa                                 225,000  9,393,750
Pharmaceuticals - 2.6%
Pfizer, Inc.                                         100,000  4,600,000
Semiconductor Equipment & Products - 15.4%
Applied Materials, Inc.a                             180,000  6,873,750
Intel Corporation                                    183,000  5,500,980
Maxim Integrated Products, Inc.a                     140,000  6,693,750
QLogic Corporationa                                  100,000  7,700,000
                                                               26,768,480

                                                    Shares or         Market
                                                     Principal Amount  Value

Software - 10.5%
Agile Software Corporationa                          105,000  $5,184,375
i2 Technologies, Inc.a                               180,000  9,787,500
Microsoft Corporationa                               75,000   3,253,125
                                                              18,225,000

Total Common Stocks

(cost $157,070,071)                                           168,417,230
CONVERTIBLE BOND - 3.4%
Media - 3.4%
EchoStar Communications Corporation

(cost $6,125,732) 4.875%   01/01/07             $7,850,000    5,872,821
Total Investments - 100.3%
(cost $163,195,803)*                                          174,290,051
Liabilities in Excess of Other Assets - (0.3)%                (475,329)
Net Assets - 100.0%                                           $173,814,722

a        Non-income producing security
b        ADR - American Depositary Receipts

* Aggregate cost for Federal tax purposes is $163,223,911. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $31,850,987 and $20,784,847, respectively. Net unrealized appreciation for tax purposes is $11,066,140.

See notes to financial statements



TRANSAMERICA PREMIER SMALL COMPANY FUND
Portfolio Manager: Christopher J. Bonavico, Co-Manager: Timothy S. Gaumer

Fund Performance

The Transamerica Premier Small Company Fund (Investor Class) had a total return of -26.00% for the 12-month period ended December 31, 2000, in comparison to a -2.92% decline by the Russell 2000 Index for the same period. Since its inception in June 1997, the Fund has earned an average annual total return of 39.79% while the Russell 2000 has returned 7.25%.

Portfolio Manager Comments

Innovation in new products and services continues to create attractive small company investment opportunities. New markets are emerging creating many opportunities for small business entrepreneurs. The Fund has invested in small companies that are leading change in several industries including telecommunications, health sciences, and business services.

During the year, the Fund decreased its weightings in its more highly valued technology holdings. We believe in these businesses for the long run, however, valuations were stretched to high levels and some risk reduction was prudent. After many years of higher capital spending rates, businesses were challenged to generate adequate returns on their spending and as a result, began to slow their expenditures. We believe this is a cyclical phenomenon and that the long-term trend of deploying technology to garner competitive advantage remains the practice of today's business environment. We continue to hold high quality technology businesses that have strong competitive advantages in growing markets including VeriSign and Palm.

The Fund has emphasized high-returning small company businesses outside of technology. These companies hold strong franchises in logistics (C.H. Robinson Worldwide), medical supplies (Techne), consumer goods (Dreyer's Grand Ice-Cream), and media (Lamar Advertising). These holdings have performed well, offsetting the volatility of the Fund's technology holdings.

Portfolio Asset Mix
[chart goes here]

Going Forward

We look forward to an environment of lower interest rates and resumed economic growth. We believe that our focus on high-quality businesses will be rewarded. In particular, we favor small companies that have the skills to emerge as leaders in their fields and grow into large, profitable enterprises.

Thank you for your continued investment in the Transamerica Premier Small Company Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER SMALL COMPANY FUND WITH THE RUSSELL
2000 INDEX**

[chart goes here]

Total Returns                       Average Annual Total Return

As of December 31, 2000             One Year    Three Years     Since Inception*
Investor Class                      -26.00%     37.30%            39.79%
Class A                             -26.21%     37.06%            39.63%
Class M                             -26.40%     36.76%            39.32%
Russell 2000 Index                  -2.92%      4.82%              7.25%
Investor Class ($32,326 at 12/31/00) Class A ($30,451 at 12/31/00) Class M
($31,574 at 12/31/00) Russell 2000 Index ($12,780 at 12/31/00)

         The Russell 2000 Index measures the performance of the 2,000 smallest companies (approximately 7%) in the Russell 3000 Index (an index composed of the 3000 largest U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market). The Russell 2000 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

         * Investor Class - June 30, 1997. Class A and Class M - June 30, 1998; average annual returns are based on the July 1, 1997 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2000.

         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

TRANSAMERICA PREMIER SMALL COMPANY FUND
Schedule of Investments - December 31, 2000


                                                             Market
                                                     Shares   Value

COMMON STOCKS - 101.2%
Biotechnology - 4.0%
Techne Corporationa                                  250,000  $9,015,625
Business Services - 2.9%
NetRatings, Inc.a                                    455,000  6,682,813
Chemicals - 3.2%
Symyx Technologiesa                                  200,000  7,200,000
Communications Equipment - 4.8%
Redback Networks, Inc.a                              116,000  4,756,000
RF Micro Devices, Inc.a                              220,000  6,036,250
                                                               10,792,250

Drugs & Health Care - 2.4%
Diametrics Medical, Inc.a                            900,000  5,343,750
Electric Utilities - 4.6%
Montana Power Company                                500,000  10,375,000
Electronic Equipment & Instruments - 10.8%
Palm, Inc.a                                          396,000  11,211,750
Sawtek, Inc.a                                        290,000  13,394,375
                                                              24,606,125

Food Products - 7.1%
Dreyer's Grand Ice Cream, Inc.                       500,000  16,125,000
Hotels, Restaurants & Leisure - 1.3%
Speedway Motorsports, Inc.a                          120,000  2,880,000
Industrial Components - 1.5%
Lydall, Inc.a                                        400,200  3,476,738
Internet Software & Services - 17.3%
DigitalThink, Inc.a                                  400,000  6,825,000
Equinix, Inc.a                                       534,500  2,338,438
InfoSpace, Inc.a                                     440,000  3,891,250
Retek, Inc.a                                         350,000  8,531,250
Tumbleweed Communications Corporationa               320,000  5,475,000
VeriSign, Inc.a                                      165,000  12,240,937
                                                              39,301,875

Media - 4.3%
Lamar Advertising Company, Class Aa                     255,000  9,841,406
Semiconductor Equipment & Products - 12.2%
Cree, Inc.a                                          250,000  8,882,812
Cymer, Inc.a                                         249,500  6,420,727
QLogic Corporationa                                  160,000  12,320,000
                                                               27,623,539

Software - 14.0%
Agile Software Corporationa                          135,000  6,665,625
HNC Software, Inc.                                   345,000  10,242,187
i2 Technologies, Inc.a                               275,000  14,953,125
                                                               31,860,937

                                                     Shares or         Market
                                                     Principal Amount  Value

Transportation & Logistics - 10.8%
C.H. Robinson Worldwide, Inc.                        540,000  $16,976,250
Forward Air Corporationa                            200,000  7,462,500
                                                               24,438,750

Total Common Stocks

(cost $225,483,110)                                            229,563,808
TIME DEPOSIT - 2.0%
State Street Bank & Trust Company
(cost $4,624,000) 6.000%   01/02/01                $4,624,000   4,624,000
Total Investments - 103.2%
(cost $230,107,110)*                                           234,187,808
Liabilities in Excess of Other Assets - (3.2)%                (7,216,026)
Net Assets - 100.0%                                            $226,971,782

a        Non-income producing security
* Aggregate cost for Federal tax purposes is $230,225,516. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $62,842,177 and $58,879,885, respectively. Net unrealized appreciation for tax purposes is $3,962,292.

See notes to financial statements

TRANSAMERICA PREMIER EQUITY FUND
Portfolio Manager: Jeffrey S. Van Harte, Co-Manager: Gary U. Rolle,
Fund Performance
The year 2000 was disappointing as common stock returns finished in negative territory for the first time since 1990. The Transamerica Premier Equity Fund (Investor Class) finished the year down -13.81% while the S&P 500 finished with a -9.10% return. This was the first year since inception that the Fund lagged the S&P 500. Since inception, the Fund had an average annual total return of 22.28% versus 18.68% for the S&P 500. Portfolio Manager Comments As the year 2000 progressed, it became quite clear that the Federal Reserve's six straight interest rate increases would ultimately impact the economy. The Fed's stance combined with a decline in NASDAQ and dot.com stocks was simply too much for the equity markets to bear. By mid-year, weakness in technology spending began to surface in the desktop computer market, eventually spreading to the rest of the technology and telecommunication sectors. In addition, economic weakness in basic industry groups like chemical, steel, and autos also began to emerge.

Although the Equity Fund made significant sales in technology stocks this year, it was still impacted by the decline in the NASDAQ. The Fund shifted away from its heavy weighting in technology and incrementally added to its position in financial services as well as cable and satellite TV. We believe that cable and satellite TV industries are entering an age in which the availability of new digital services and fast cable modems for the desktop computer will result in opportunities for growth. Comcast and Cox Communications are well positioned in the cable TV industry and Hughes Electronics (General Motors), through its subsidiary, DirectTV, is well positioned in satellite TV.

Portfolio Asset Mix

Going Forward

Looking forward, we are optimistic. Valuation levels have come down to more reasonable levels. Significant stimulus in both fiscal and monetary policy should improve economic and market psychology as the new administration moves to cut taxes and the Fed moves to lower interest rates. We also believe our long-term outlook for low inflation and high productivity and growth remains intact. Technological innovation will continue to drive productivity increases and high returns on capital.

Thank you for your continued investment in the Transamerica Premier Equity Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA
 PREMIER EQUITY FUND WITH THE S&P 500 INDEX**

Total Returns                       Average Annual Total Return
As of December 31, 2000             One Year    Five Years    Since Inception*
Investor Class                      -13.81%     23.96%          22.28%
Class A                             -14.06%     23.74%          22.02%
Class M                             -14.19%     23.46%          21.73%
S&P 500 Index                       -9.10%      18.33%          18.68%

Investor Class ($28,743 at 12/31/00) Class A ($26,906 at 12/31/00) Class M
($27,768 at 12/31/00) S&P 500 Index ($24,297 at 12/31/00)

         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

         * Investor Class - October 2, 1995. Class A and Class M - June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2000.

         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

TRANSAMERICA PREMIER FUNDS 2000 ANNUAL REPORT page TRANSAMERICA PREMIER EQUITY FUND Schedule of Investments - December 31, 2000

                                            Market  Shares   Value

COMMON STOCKS - 99.0%
Banks - 5.4%
Northern Trust Corporation                  160,000  $13,050,000
Chemicals - 0.7%
Symyx Technologiesa                         50,000   1,800,000
Commercial Services & Supplies - 7.6%
First Data Corporation                      350,000  18,440,625
Communications Equipment - 9.1%
3Com Corporation                            140,000  1,190,000
General Motors Corporation, Class Ha        200,000  4,600,000
QUALCOMM, Inc.a                             150,000  12,328,125
RF Micro Devices, Inc.a                     150,000  4,115,625
                                                     22,233,750

Computers & Peripherals - 7.6%
Dell Computer Corporationa                  300,000  5,231,250
EMC Corporationa                            200,000  13,300,000
                                                     18,531,250

Diversified Financials - 10.4%
American Express Company                    150,000  8,240,625
Charles Schwab Corporation                  600,000  17,025,000
                                                     25,265,625

Diversified Telecommunications Services - 10.2%
Cox Communications, Inc., Class Aa          150,000  6,984,375
Qwest Communications International, Inc.a   350,000  14,350,000
Vodafone Group PLC ADRb                     100,000  3,581,250
                                                     24,915,625

Electronic Equipment & Instruments - 5.7%
Agilent Technologies, Inc.a                100,000  5,475,000
Palm, Inc.a                                300,000  8,493,750
                                                     13,968,750

Food & Drug Retailing - 12.5%
CVS Corporation                           300,000  17,981,250
Safeway, Inc.a                            200,000  12,500,000
                                                   30,481,250

Internet Software & Services - 1.3%
DigitalThink, Inc.a                       39,500   673,969
VeriSign, Inc.a                           35,000   2,596,562
                                                   3,270,531

Media - 10.9%
Clear Channel Communications, Inc.a         150,000  7,265,625
Comcast Corporationa                        300,000  12,525,000
Lamar Advertising Company, Class Aa         175,000  6,753,906
                                                     26,544,531

                                            Shares or         Market
                                           Principal Amount  Value

Semiconductor Equipment & Products - 8.8%
Applied Materials, Inc.a                    175,000  $6,682,813
Intel Corporation                           250,000  7,515,000
Maxim Integrated Products, Inc.a            150,000  7,171,875
                                                      21,369,688

Software - 4.0%
Agile Software Corporationa                85,000   4,196,875
Microsoft Corporationa                     125,000  5,421,875
                                                    9,618,750

Transportation & Logistics - 4.8%
United Parcel Service, Inc.               200,000  11,762,500
Total Common Stocks
(cost $184,668,773)                                241,252,875
TIME DEPOSIT - 0.2%
State Street Bank & Trust Company
(cost $486,000)   6.000%   01/02/01 $486,000486,000
Total Investments - 99.2%
(cost $185,154,773)*                                241,738,875
Other Assets Less Liabilities - 0.8%                1,965,783
Net Assets - 100.0%                                 $243,704,658

a        Non-income producing security
b        ADR - American Depositary Receipt

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $70,259,155 and $13,675,053, respectively. Net unrealized appreciation for tax purposes is $56,584,102.

See notes to financial statements

TRANSAMERICA PREMIER VALUE FUND
Portfolio Manager: Daniel J. Prislin, Co-Manager: Jeffrey S. Van Harte
Fund Performance
The Transamerica Premier Value Fund's (Investor Class) total return for the 12-month period ended December 31, 2000 compared favorably with the S&P 500, registering a total return of 10.72% versus -9.10% for the S&P 500. Since its inception in April of 1998, the Fund has returned an average annual total return of 8.84% versus the S&P 500 of 8.17%. Performance was driven by strong stock market appreciation in a number of core holdings, including Apollo Group, the leading post secondary education provider to working adults, CVS, the largest chain drug store in the country, and Safeway, a leading supermarket chain operator. Portfolio Manager Comments During 2000, economic conditions remained generally favorable, but the slowdown in economic growth became increasingly apparent as the year progressed. The Federal Reserve's multiple-rate increases had the intended effect of containing inflationary pressures and slowing economic growth. In the second half of the year, the overriding concern was that the Fed's monetary actions were too stringent, and that economic growth was grinding to a halt.

The stock market was extremely volatile, as the technology and internet sectors experienced significant valuation corrections. Our focus on cash flow producing businesses with strong competitive positions served us well in a tough investment climate. This type of environment can also produce attractive opportunities to own high quality businesses at reasonable prices. We also want to re-emphasize that we do not see "growth" and "value" as mutually exclusive terms, as we will gladly own a high quality business with above average growth prospects if we can buy it at a substantial discount to intrinsic value.

Notable examples of new positions in the Fund include Comcast and Moody's. Comcast is the 3rd largest cable system operator in the U.S. We believe the highly capable management team at Comcast is well positioned to leverage its existing cable plant into new broadband products, such as digital cable and high speed internet access. Moody's is one of two global credit rating agencies benefiting from growth in global capital market activity. The company's attractive growth prospects, strong competitive position, and free cash flow characteristics should increase shareholder value for many years.

Portfolio Asset Mix

Going Forward

Our investment decisions are not based on a short term economic outlook; our intention is to own good businesses that will provide attractive returns over many years. With that said, the Fed's monetary easing bias and a likely fiscal stimulus through tax cuts should help reignite the economic growth engine within the next few quarters, which in turn should add stability to equity markets. The Fund remains well positioned, made up of leading companies with identifiable, and growing cash flows driving increased shareholder value. Thank you for your continued investment in the Transamerica Premier Value Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER VALUE FUND WITH THE S&P 500 INDEX**

Total Returns              Average Annual Total Return
As of December 31, 2000             One Year Since Inception*
Investor Class                      10.72%    8.84%
Class A                             10.65%  8.72%
Class M                             10.40%   8.49%
S&P 500 Index                       -9.10%   8.17%
Investor Class ($12,622 at 12/31/00) Class A ($11,923 at 12/31/00) Class M
($12,385 at 12/31/00) S&P 500 Index ($12,415 at 12/31/00)

         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

         * Investor Class - March 31, 1998. Class A and Class M - June 30, 1998; average annual returns are based on the April 1, 1998 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2000.

         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

TRANSAMERICA PREMIER FUNDS 2000 ANNUAL REPORT page TRANSAMERICA PREMIER VALUE FUND Schedule of Investments - December 31, 2000

                                                               Market
                                                      Shares   Value

COMMON STOCKS - 97.3%
Commercial Services & Supplies - 14.7%
Apollo Group, Inc., Class Aa                         10,000   $491,875
First Data Corporation                               12,400   653,325
Moody's Corporation                                  10,500   269,719
Robert Half International, Inc.a                     18,000   477,000
                                                              1,891,919

Computers & Peripherals - 3.0%
Dell Computer Corporationa                           17,000   296,437
EMC Corporationa                                     1,400    93,100
                                                              389,537

Containers & Packaging - 1.9%
Sealed Air Corporationa                              8,000    244,000
Diversified Telecommunications Services - 9.0%
Cox Communications, Inc., Class Aa                   8,500    395,781
Qwest Communications International, Inc.a            12,505   512,705
Vodafone Group PLC ADRb                              7,000    250,688
                                                              1,159,174

Electronic Equipment & Instruments - 6.2%
Agilent Technologies, Inc.a                          8,800    481,800
Palm, Inc.a                                         11,000   311,437
                                                              793,237

Food & Drug Retailing - 19.5%
CVS Corporation                                      16,000   959,000
Kroger Companya                                      28,000   757,750
Safeway, Inc.a                                       12,800   800,000
                                                              2,516,750

Food Products - 4.4%
Dreyer's Grand Ice Cream, Inc.                       17,600   567,600
Hotels, Restaurants & Leisure - 3.9%
Speedway Motorsports, Inc.a                          21,000   504,000
Media - 15.9%
Clear Channel Communications, Inc.a                  11,400   552,187
Comcast Corporation, Class Aa                        15,500   640,344
EchoStar Communications Corp., Class Aa              13,000   295,750
Lamar Advertising Company, Class Aa                  14,600   563,469
                                                              2,051,750

Pharmaceuticals - 4.2%
Bristol-Myers Squibb Company                         7,300    539,744
Semiconductor Equipment & Products - 5.3%
Applied Materials, Inc.a                            10,500    400,969
Intel Corporation                                    9,500    285,570
                                                              686,539

Specialty Retail - 3.7%
Gap, Inc.                                            18,700   476,850

                                                     Shares or         Market
                                                     Principal Amount  Value

Transportation & Logistics - 5.6%
Forward Air Corporationa                                8,000          $298,500
United Parcel Service, Inc.                             7,200           423,450
                                                                        721,950
Total Common Stocks

(cost $10,708,514)                                                   12,543,050
PREFERRED STOCK - 0.6%
Containers & Packaging - 0.6%
Sealed Air Corporation
(cost $154,185)                                         2,500           80,625
TIME DEPOSIT - 1.6%
State Street Bank & Trust Company
(cost $208,000)   6.000%   01/02/01 $208,000208,000
Total Investments - 99.5%
(cost $11,070,699)*                                                 12,831,675
Other Assets Less Liabilities - 0.5%                                    65,353
Net Assets - 100.0%                                                $12,897,028

a        Non-income producing security
b        ADR - American Depositary Receipts

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,495,296 and $734,320, respectively. Net unrealized appreciation for tax purposes is $1,760,976.

See notes to financial statements

TRANSAMERICA PREMIER INDEX FUND
Portfolio Manager: Lisa L. Hansen, Co-Manager: Thomas J. Ray
Fund Performance
The Transamerica Premier Index Fund (Investor Class) had a total return of -9.15% for the 12-month period ended December 31, 2000, closely matching the total return for the S&P 500 Index of -9.10%. Since its inception in October 1995, the Fund has earned an average annual total return of 18.43% relative to a 18.68% return for the S&P 500. This performance is consistent with the Fund's long-term goal of tracking overall stock market returns, as measured by the S&P 500 Index.

Portfolio Manager Comments

Equity markets suffered a difficult year in 2000. Higher interest rates and increased fuel costs slowed economic growth, bringing a halt to an extended period of market gains. The slowdown was felt across all industries and impacted the performance of the S&P 500 Index accordingly. The companies comprising the index are among the leading companies in the U.S. and while earnings growth slowed, it was still positive for the year. Investment in the Fund is an efficient and effective strategy for investors who want to invest in leading companies in the U.S. economy. While the Fund may not match the S&P 500 Index precisely, in general, when the Index is rising, the value of shares in the Fund should also rise. On the other hand, when the Index is declining, the value of Fund shares should also decline.

To achieve its goal, the Fund invests in a package of stocks that mirrors the S&P 500 Index. It also holds fixed-income investments and stock index futures. The combined Fund holdings are designed to duplicate the total return of the S&P 500 Index over time.

Portfolio Asset Mix

Going Forward

Aggressive action by the Federal Reserve Bank to lower interest rates, along with expected tax cuts from the new Republican administration should act together to ameliorate the economic slowdown. The S&P 500 Index is composed of seasoned companies with experienced management across a wide range of industries. These companies should weather economic storms well; finding themselves better positioned for success when the economic environment improves. To the extent that lower interest rates stimulates growth in the U.S. economy, possibly in the second half of the year, the companies in the S&P 500 Index should be expected to resume their growth. Thank you for your continued investment in the Transamerica Premier Index Fund. COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER INDEX FUND WITH THE S&P 500 INDEX**

Total Returns                       Average Annual Total Return
As of December 31, 2000             One YearFive Years        Since Inception*
Investor Class                      -9.15%  18.07%   18.43%
Class A                             -9.33%  17.77%   18.15%
Class M                             -9.55%  17.49%   17.87%
S&P 500 Index                       -9.10%  18.33%   18.68%
Investor Class ($24,297 at 12/31/00) Class A ($22,723 at 12/31/00) Class M
($23,444 at 12/31/00) S&P 500 Index ($24,595 at 12/31/00)

         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

         * Investor Class - October 2, 1995. Class A and Class M - June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2000.

         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

TRANSAMERICA PREMIER INDEX FUND
Schedule of Investments - December 31, 2000
                                                                      Market
                                                     Shares             Value

COMMON STOCKS - 94.4%
Aerospace & Defense - 1.5%
B.F. Goodrich Company                                376               $13,677
Boeing Company                                       3,406             224,796
General Dynamics Corporation                         750               58,500
Honeywell International, Inc.                        2,992             141,559
Lockheed Martin Corporation                          1,496             50,789
Northrop Grumman Corporation                         275               22,825
Raytheon Company, Class B                            1,246             38,704
United Technologies Corporation                      1,785             140,346
                                                                       691,196

Air Freight & Couriers - 0.1%
FedEx Corporationa                                   1,118             44,675
Airlines - 0.3%
AMR Corporation                                      602               23,591
Delta Air Lines, Inc.                                506               25,395
Southwest Airlines Company                           1,811             60,723
US Airways Group, Inc.a                              333               13,507
                                                                      123,216

Auto Components - 0.2%
Cooper Tire & Rubber Company                         289               3,071
Dana Corporation                                     570               8,728
Delphi Automotive Systems Corporation              2,098             23,602
Goodyear Tire & Rubber Company                       557               12,805
Johnson Controls, Inc.                               327               17,004
Snap-On, Inc.                                        255               7,108
TRW, Inc.                                            477               18,484
Visteon Corporation                                  565               6,498
                                                                       97,300

Automobiles - 0.7%
Ford Motor Company                                   6,970             163,359
General Motors Corporation                           2,005             102,130
Harley-Davidson, Inc.                                1,150             45,713
                                                                      311,202

Banks - 5.5%
AmSouth Bancorporation                               1,510             23,028
Banc One Corporation                                 4,307             157,744
Bank of New York Company, Inc.                       2,822             155,739
BankAmerica Corporation                              6,228             285,709
BB&T Corporation                                     1,373             51,230
Charter One Financial, Inc.                          834               24,082
Chase Manhattan Corporation                          4,739             215,328
Comerica, Inc.                                       595               35,328
Fifth Third Bancorp                                  1,634             97,631
First Union Corporation                              3,674             102,183
Firstar Corporation                                  3,766             87,559
FleetBoston Financial Corporation                  3,295             123,768
Golden West Financial Corporation                  647               43,673
Huntington Bancshares, Inc.                          929               15,038
J.P. Morgan & Company, Inc.a                         620               102,610
KeyCorp                                              1,702             47,656
Mellon Financial Corporation                         1,789             $87,996
National City Corporationa                            2,276             65,435
Northern Trust Corporation                           840               68,512
Old Kent Financial Corporation                       459               20,081
PNC Bank Corporation                                 1,131             82,634
Regions Financial Corporation                        790               21,577
SouthTrust Corporation                               625               25,430
Summit Bancorp                                       692               26,426
SunTrust Banks, Inc.                                 1,178             74,214
Synovus Financial Corporation                        1,016             27,369
Union Planters Corporation                             464               16,588
US Bancorp                                            2,707             79,011
Wachovia Corporation                                 756               43,943
Washington Mutual, Inc.                              1,989             105,541
Wells Fargo Company                                  5,981             333,067
                                                                     2,646,130

Beverages - 2.3%
Adolph Coors Company                                 130               10,441
Anheuser-Busch Companies, Inc.                      3,512             159,796
Brown-Forman Corporation                            275               18,288
Coca-Cola Company                                    9,720             592,312
Coca-Cola Enterprises, Inc.                          1,542             29,298
PepsiCo, Inc.                                        5,566             275,865
                                                                    1,086,000

Biotechnology - 0.9%
Amgen, Inc.a                                         3,810             243,602
Applera Corp., - Applied
         Biosystems Groupa                           748               70,359
Biogen, Inc.a                                        545               32,734
Chiron Corporationa                                  690               30,705
MedImmune, Inc.a                                     765               36,481
                                                                       413,881

Building Products - 0.1%
Crane Company                                        270               7,678
Masco Corporation                                    1,667             42,821
                                                                     50,499

Chemicals - 1.1%
Air Products and Chemicals, Inc.                     847               34,727
Dow Chemical Company                                 2,457             89,988
E.I. du Pont de Nemours and Company                  3,979             192,235
Eastman Chemical Company                             319               15,551
Engelhard Corporation                                533               10,860
FMC Corporationa                                     106               7,599
Great Lakes Chemical Corporation                     189               7,028
Hercules, Inc.                                       384               7,320
International Flavors & Fragances, Inc.              412               8,369
PPG Industries, Inc.                                 707               32,743
Praxair, Inc.                                        540               23,963
Rohm & Haas Company                                  785               28,505
Sigma-Aldrich Corporation                            387               15,214
Union Carbide Corporation                            486               26,153
                                                                      500,255

Commercial Services & Supplies - 1.3%
Allied Waste Industries, Inc.a                       695      $        10,121
Automatic Data Processing, Inc.                      2,359             149,354
Avery Dennison Corporation                           401               22,005
Cendant Corporationa                                 2,712             26,103
Convergys Corporationa                               555               25,148
Deluxe Corporation                                   326               8,238
Ecolab, Inc.                                         480               20,730
Equifax, Inc.                                        534               15,319
First Data Corporation                               1,546             81,455
H & R Block, Inc.                                    398               16,467
IMS Health, Inc.                                     925               24,975
Moody's Corporation                                  605               15,541
Paychex, Inc.                                        1,348             65,547
Pitney Bowes, Inc.                                   954               31,601
R.R. Donnelley & Sons Company                        530               14,310
Robert Half International, Inc.a                     670               17,755
Sabre Holdings Corporation                           448               19,320
Waste Management, Inc.                               2,169             60,190
                                                                      624,179

Communications Equipment - 5.1%
ADC Telecommunications, Inc.a                        2,890             52,381
Andrew Corporationa                                  342               7,439
Avaya, Inc.a                                         1,001             10,323
Cabletron Systems, Inc.a                               594               8,947
Cisco Systems, Inc.a                                 25,483             974,725
Comverse Technology, Inc.a                              540               58,657
Corning, Inc.                                        3,237             170,954
JDS Uniphase Corporationa                            3,435             143,197
Lucent Technologies, Inc.                            12,021             162,283
Motorola, Inc.                                       7,894             159,853
Nortel Networks Corporation                          10,533            337,714
QUALCOMM, Inc.a                                      2,969             244,015
Scientific-Atlanta, Inc.                                540            17,584
Tellabs, Inc.a                                       1,410             79,665
                                                                    2,427,737

Computers & Peripherals - 4.4%
Apple Computer, Inc.a                                1,295             19,263
Compaq Computer Corporation                          6,283             94,559
Dell Computer Corporationa                           9,282             161,855
EMC Corporationa                                     8,295             551,618
Gateway 2000, Inc.a                                  1,170             21,048
Hewlett-Packard Company                              7,442             234,888
International Business
         Machines Corporation                        6,607             561,595
Lexmark International Group, Inc.,
         Class Aa                                    470               20,827
NCR Corporationa                                     375               18,422
Network Appliance, Inc.a                             1,271             81,582
Sun Microsystems, Inc.a                              12,256           341,636
                                                                     2,107,293

Construction & Engineering - 0.0%
Fluor Corporationa                                   293               $9,687
McDermott International, Inc.                        240               2,580
                                                                       12,267

Construction Materials - 0.0%
Vulcan Materials Company                               380               18,193
Containers & Packaging - 0.1%
Ball Corporation                                     92                4,238
Bemis Company, Inc.                                  167               5,605
Pactiv Corporationa                                  672               8,316
Sealed Air Corporationa                              339               10,339
Temple-Inland, Inc.                                  192               10,296
                                                                       38,794

Diversified Financials - 6.3%
American Express Company                    5,013             275,402
Capital One Financial Corporation           721               47,451
Charles Schwab Corporation                  4,846             137,505
Citigroup, Inc.                             18,638            951,703
Countrywide Credit Industries, Inc.         399               20,050
Federal Home Loan Mortgage Corporation      2,509             172,807
Federal National Mortgage Association       3,824             331,732
Franklin Resources, Inc.                    909               34,633
Household International, Inc.               1,754             96,470
Lehman Brothers Holdings, Inc.              860               58,158
MBNA Corporation                            3,172             117,166
Merrill Lynch & Company, Inc.               2,792             190,379
Morgan Stanley Dean Witter & Co.            4,078             323,181
Providian Financial Corporation             1,014             58,305
State Street Corporation                    605               75,147
T. Rowe Price Associates, Inc.              450               19,020
The Bear Stearns Companies, Inc.            373               18,906
The CIT Group, Inc., Class A                1,000             20,125
USA Education, Inc.                         602               40,936
                                                             2,989,076

Diversified Telecommunications Services - 4.7%
Alltel Corporation                                   1,227             76,611
AT&T Corporation                                     13,915             240,903
BellSouth Corporation                                7,040             288,200
CenturyTel, Inc.                                     485               17,339
Global Crossing Ltd.a                                3,343             47,847
Qwest Communications International, Inc.a               5,965           244,565
SBC Communications, Inc.                                12,796          611,009
Sprint Corporation (Fon Group)                           3,314           67,315
Verizon Communications                               10,390              520,799
WorldCom, Inc.                                       10,661              149,254
                                                                      2,263,842

Electric Utilities - 2.4%
AES Corporationa                                     1,700             $94,137
Allegheny Energy, Inc.                               420               20,239
Ameren Corporation                                   497               23,017
American Electric Power Company                     1,194             55,521
Calpine Corporationa                                 1,000             45,062
CINergy Corporation                                  566               19,881
CMS Energy Corporation                               380               12,041
Consolidated Edison Company of
         New York, Inc.                              881               33,919
Constellation Energy Group                          541               24,379
Dominion Resources, Inc.                            888               59,496
DTE Energy Company                                   535               20,832
Duke Energy Corporation                              1,329             113,297
Edison International                                 1,291             20,172
Entergy Corporation                                  872               36,897
Exelon Corporation                                   1,284             90,150
FirstEnergy Corporation                              868               27,396
FPL Group, Inc.                                      699               50,153
GPU, Inc.                                             455               16,750
Niagara Mohawk Power Corporationa                     703               11,731
PG & E Corporation                                   1,395             27,900
Pinnacle West Capital Corporation                    330               15,716
PPL Corporation                                      541               24,446
Progress Energy, Inc.                                919               27,514
Public Service Enterprise Group, Inc.                891               43,325
Reliant Energy, Inc.                                 1,071             46,388
Southern Company                                     2,542             84,521
TXU Corporation                                      1,017             45,066
Xcel Energy, Inc.                                    1,229             35,718
                                                                      1,125,564

Electrical Equipment - 0.5%
American Power Conversion Corporationa      755               9,343
Cooper Industries, Inc.                     418               19,202
Emerson Electric Company                    1,560             122,947
Molex, Inc.                                  741               26,305
National Service Industries, Inc.           135               3,468
Power-One, Inc.a                            275               10,811
Rockwell International Corporation          561               26,718
Symbol Technologies, Inc.                   555               19,980
Thermo Electron Corporationa                602               17,910
Thomas & Betts Corporation                  219               3,545
                                                               260,229

Electronic Equipment & Instruments - 0.6%
Agilent Technologies, Inc.a                          1,629             89,188
Millipore Corporation                                146               9,198
Palm, Inc.a                                          2,066             58,493
PerkinElmer, Inc.                                    152               15,960
Sanmina Corporationa                                 550               42,144
Solectron Corporationa                               2,398             81,292
Tektronix, Inc.                                      318               10,713
                                                                      306,988

Energy Equipment & Services - 0.8%
Baker Hughes, Inc.                                   1,207             $50,166
Halliburton Company                                  1,626             58,942
Nabors Industries, Inc.a                             560               33,124
Rowan Companies, Inc.a                               332               8,964
Schlumberger Ltd.                                    2,167             173,225
Transocean Sedco Forex, Inc.                         799               36,754
                                                                      361,175

Food & Drug Retailing - 1.2%
Albertson's, Inc.                                    1,613             42,745
CVS Corporation                                      1,468             87,988
Kroger Companya                                      3,136             84,868
Longs Drug Stores Corporation                        135               3,257
Safeway, Inc.a                                       1,963             122,687
SUPERVALU, Inc.                                      459               6,369
Sysco Corporation                                    2,618             78,540
Walgreen Company                                     3,716             155,375
Winn-Dixie Stores, Inc.                              550               10,656
                                                                       592,485

Food Products - 1.4%
Archer-Daniels-Midland Company                       2,467             37,005
Campbell Soup Company                                1,661             57,512
ConAgra, Inc.                                        1,990             51,740
General Mills, Inc.                                  1,194             53,208
H.J. Heinz Company                                   1,350             64,041
Hershey Foods Corporation                            558               35,921
Kellogg Company                                      1,580             41,475
Quaker Oats Company                                  492               47,908
Ralston-Ralston Purina Group                         1,190             31,089
Sara Lee Corporation                                 3,372             82,825
Unilever NV and PLC                                  2,127             133,868
Wm. Wrigley Jr. Company                              427               40,912
                                                                      677,504

Gas Utilities - 0.4%
Dynegy, Inc., Class A                                1,200             67,275
El Paso Energy Corporation                            842               60,308
KeySpan Corporation                                  490               20,764
Kinder Morgan, Inc.                                  435               22,702
NICOR, Inc.                                          159               6,867
ONEOK, Inc.                                           86                4,139
People's Energy Corporation                          122               5,459
Sempra Energy                                        766               17,809
                                                                      205,323

Healthcare Equipment & Supplies - 1.3%
Allergan, Inc.                                       478               46,276
Bausch & Lomb, Inc.                                  195               7,885
Baxter International, Inc.                         1,063             93,876
Becton, Dickinson & Company                          919               31,820
Biomet, Inc.                                         656               26,035
Boston Scientific Corporationa                     1,426             19,518
Healthcare Equipment & Supplies (continued)
C.R. Bard, Inc.                                      176               $8,195
Guidant Corporationa                                 1,112             59,979
Medtronic, Inc.                                      4,456             269,031
St. Jude Medical, Inc.a                              317               19,476
Stryker Corporation                                  745               37,690
                                                                      619,781

Healthcare Providers & Services - 1.2%
Aetna, Inc.a                                         547               22,461
Cardinal Health, Inc.                                1,071             106,698
CIGNA Corporation                                    610               80,703
HCA-The Healthcare Corp.                             2,126             93,565
HEALTHSOUTH Corporationa                             1,532             24,991
Humana, Inc.a                                        647               9,867
Manor Care, Inc.a                                    405               8,353
McKesson Corporation                                 1,034             37,110
Quintiles Transnational Corporationa                  425               8,899
Tenet Healthcare Corporation                         1,116             49,592
UnitedHealth Group, Inc.a                            1,314             80,647
Wellpoint Health Networks, Inc.a                      269               31,002
                                                                       553,888

Hotels, Restaurants & Leisure - 0.8%
Carnival Corporation                                 2,150             66,247
Darden Restaurants, Inc.                              543               12,421
Harrah's Entertainment, Inc.a                        468               12,344
Hilton Hotels Corporation                          1,369             14,374
Marriott International, Inc.                         919               38,828
McDonald's Corporation                               5,140             174,760
Starbucks Corporationa                               700               30,975
Starwood Hotels & Resorts Worldwide, Inc.            600               21,150
Tricon Global Restaurants, Inc.a                     561               18,513
Wendy's International, Inc.                          465               12,206
                                                                      401,818

Household Durables - 0.3%
American Greetings Corporation                       289               2,727
Black & Decker Corporation                           343               13,463
Centex Corporation                                   247               9,278
Fortune Brands, Inc.                                 633               18,990
Kaufman & Broad Home Corporation                     161               5,424
Leggett & Platt, Inc.                                740               14,014
Maytag Corporation                                   345               11,148
Newell Rubbermaid, Inc.                              1,020             23,205
Pulte Corporation                                    136               5,737
The Stanley Works                                    343               10,697
Tupperware Corporation                               256               5,232
Whirlpool Corporation                                287               13,686
                                                                      133,601

Household Products - 1.5%
Clorox Company                                       860               30,530
Colgate-Palmolive Company                          2,168             139,945
Kimberly-Clark Corporation                         2,080             147,035
Procter & Gamble Company                           4,992             391,560
                                                                     709,070

Industrial Conglomerates - 5.0%
General Electric Company                                38,093   $1,826,083
ITT Industries, Inc.                                 345               13,369
Minnesota Mining & Manufacturing Company             1,488             179,304
Textron, Inc.                                        592               27,528
Tyco International Ltd.                              6,451             358,030
                                                                      2,404,314

Insurance - 3.9%
AFLAC, Inc.                                          1,000             72,188
Allstate Corporation                                 2,741             119,405
Ambac Financial Group, Inc.                          398               23,179
American General Corporation                         897               73,105
American International Group, Inc.                 8,603             847,933
Aon Corporation                                      914               31,305
Chubb Corporation                                    677               58,561
Cincinnati Financial Corporation                     592               23,421
Conseco, Inc.                                        1,175             15,495
Hartford Financial Services Group, Inc.              885               62,503
Jefferson-Pilot Corporation                          403               30,124
Lincoln National Corporation                         792               37,472
Loews Corporation                                    428               44,325
Marsh & McLennan Companies, Inc.                    969               113,373
MBIA, Inc.                                           361               26,759
MetLife, Inc.                                        2,820             98,700
MGIC Investment Corporation                          463               31,224
Progressive Corporation Ohio                         282               29,222
Safeco Corporation                                   470               15,451
St. Paul Companies, Inc.                             871               47,306
Torchmark Corporation                                510               19,603
UNUM Corporation                                     863               23,193
                                                                    1,843,847

Internet Software & Services - 0.8%
America Online, Inc.a                                8,804             306,379
BroadVision, Inc.a                                   1,030             12,167
Yahoo!, Inc.a                                        2,083             62,848
                                                                      381,394

Investment Companies - 2.2%
Standard and Poor's Depository Receipts              7,820             1,025,886
Stilwell Financial, Inc.                               814               32,102
                                                                      1,057,988

IT Consulting & Services - 0.3%
Ceridian Corporationa                                514               10,248
Computer Sciences Corporationa                       616               37,037
Electronic Data Systems Corporation                 1,700             98,175
Unisys Corporationa                                  1,066             15,590
                                                                      161,050

Leisure Equipment & Products - 0.2%
Brunswick Corporation                                381               $6,263
Eastman Kodak Company                                1,127             44,375
Hasbro, Inc.                                         670               7,119
Mattel, Inc.                                         1,553             22,425
                                                                        80,182

Machinery - 0.7%
Briggs & Stratton Corporation                        85                3,772
Caterpillar, Inc.                                    1,316             62,263
Cummins Engine Company, Inc.                         133               5,046
Danaher Corporation                                  464               31,726
Deere & Company                                      940               43,064
Dover Corporation                                    840               34,073
Eaton Corporation                                    295               22,180
Illinois Tool Works, Inc.                             1,149             68,437
Ingersoll-Rand Company                               598               25,041
Navistar International Corporationa                  285               7,463
PACCAR, Inc.                                         315               15,514
Pall Corporation                                     453               9,655
Parker Hannifin Corporation                          415               18,312
Timken Company                                       259               3,917
                                                                      350,463

Media - 2.8%
Clear Channel Communications, Inc.a                  2,175             105,352
Comcast Corporationa                                 3,365             140,489
Dow Jones & Company, Inc.                              360               20,385
Gannett Company, Inc.                                1,031             65,017
Harcourt General, Inc.                               282               16,130
Interpublic Group Companies, Inc.                  1,058             45,031
Knight-Ridder, Inc.                                  308               17,518
McGraw-Hill Companies, Inc.                          778               45,610
Meredith Corporation                                 171               5,504
New York Times Company                               739               29,606
Omnicom Group, Inc.                                  632               52,377
The Walt Disney Company                              7,646             221,256
Time Warner, Inc.                                    5,043             263,446
Tribune Company                                      1,203             50,827
Viacom, Inc.a                                        5,754             269,000
                                                                      1,347,548

Metals & Mining - 0.5%
Alcan Aluminum Ltd.                                  1,250             42,735
Alcoa, Inc.                                          3,184             106,664
Allegheny Technologies, Inc.                         350               5,556
Barrick Gold Corporation                                1,400             22,932
Freeport-McMoRan Copper & Gold, Inc.a                   583               4,992
Homestake Mining Company                                866               3,626
Inco Ltd.a                                               587               9,838
Newmont Mining Corporation                              622               10,613
Nucor Corporation                                    339               13,454
Phelps Dodge Corporation                               275               $15,349
Placer Dome, Inc.                                    1,250             12,031
USX-US Steel Group                                   331               5,958
Worthington Industries, Inc.                         352               2,838
                                                                        256,586

Multiline Retail - 2.7%
Consolidated Stores Corporationa                        395               4,197
Costco Companies, Inc.a                              1,560             62,303
Dillard's, Inc.                                      420               4,961
Dollar General Corporation                               1,070           20,196
Federated Department Stores, Inc.a                      787              27,545
J.C. Penney Company, Inc.                               875               9,516
Kmart Corporationa                                   1,751             9,302
Kohl's Corporationa                                  1,216             74,176
May Department Stores Company                        1,324             43,361
Nordstrom, Inc.                                      573               10,421
Sears, Roebuck & Company                                1,255             43,611
Target Corporation                                   3,260             105,135
Wal-Mart Stores, Inc.                                16,822             893,669
                                                                      1,308,393

Multi-Utilities - 0.7%
Enron Corporation                                    2,779             231,004
NiSource, Inc.                                       735               22,601
The Williams Companies, Inc.                         1,689             67,455
                                                                   321,060

Office Electronics - 0.0%
Xerox Corporation                                    2,444             11,304
Oil & Gas - 5.4%
Amerada Hess Corporation                                352             25,718
Anadarko Petroleum Corporation                           865             61,484
Apache Corporation                                   410               28,726
Ashland, Inc.                                        271               9,726
Burlington Resources, Inc.                            826               41,713
Chevron Corporation                                  2,531             213,711
Coastal Corporation                                  800               70,650
Conoco, Inc., Class B                                2,574             74,485
Devon Energy Corporation                            475               28,961
EOG Resources, Inc.                                  435               23,789
Exxon Mobil Corporation                              13,357   1,161,224
Kerr-McGee Corporation                               358               23,964
Occidental Petroleum Corporation                    1,239             30,046
Phillips Petroleum Company                          966               54,941
Royal Dutch Petroleum Company                        8,240             499,035
Sunoco, Inc.                                         307               10,342
Texaco, Inc.                                         2,095             130,152
Tosco Corporation                                    550               18,666
Unocal Corporation                                   911               35,244
USX-Marathon Group                                   1,114             30,913
                                                                     2,573,490

Paper & Forest Products - 0.4%
Boise Cascade Corporation                            225               $7,566
Georgia-Pacific Corporation                          913               28,417
International Paper Company                          1,743             71,136
Louisiana-Pacific Corporation                        409               4,141
Mead Corporation                                     403               12,644
Potlatch Corporation                                 90                3,021
Westvaco Corporation                                 391               11,412
Weyerhaeuser Company                                 868               44,051
Willamette Industries, Inc.                          413               19,385
                                                                       201,773

Personal Products - 0.4%
Alberto-Culver Company                               243               10,404
Avon Products, Inc.                                  978               46,822
Gillette Company                                     3,675             132,759
                                                                       189,985

Pharmaceuticals - 10.0%
Abbott Laboratories                                  5,989             290,092
Alza Corporationa                                    850               36,125
American Home Products Corporation                    5,041             320,356
Bristol-Myers Squibb Company                         7,498             554,383
Eli Lilly & Company                                  4,377             407,335
Forest Laboratories, Inc.a                            325               43,184
Johnson & Johnson                                    5,091             534,873
King Pharmaceuticals, Inc.a                          620               32,046
Merck & Company, Inc.                                8,711             815,568
Pfizer, Inc.                                         24,040          1,105,840
Pharmacia Corporation                                4,780             291,580
Schering-Plough Corporation                          5,507             312,522
Watson Pharmaceuticals, Inc.a                        365               18,684
                                                                      4,762,588

Road & Rail - 0.3%
Burlington Northern Santa Fe                         1,667             47,197
CSX Corporation                                      809               20,983
Norfolk Southern Corporation                         1,406             18,717
Ryder System, Inc.                                   297               4,938
Union Pacific Corporation                             850               43,138
                                                                       134,973

Semiconductor Equipment & Products - 3.9%
Adaptec, Inc.a                                       383               3,926
Advanced Micro Devices, Inc.a                        1,070             14,779
Altera Corporationa                                  1,520             39,995
Analog Devices, Inc.a                                1,247             63,831
Applied Materials, Inc.a                           3,111             118,801
Applied Micro Circuits Corporationa                1,115             84,810
Broadcom Corporation, Class Aa                       810               68,040
Conexant Systems, Inc.a                              798               12,269
Intel Corporation                                    25,064          $753,424
KLA Tencor Corporationa                              652               21,964
Linear Technology Corporation                        1,160             53,650
LSI Logic Corporationa                               1,032             17,637
Maxim Integrated Products, Inc.a                   1,075             51,398
Micron Technology, Inc.a                           2,118             75,189
National Semiconductor Corporation               646               13,001
Novellus Systems, Inc.a                              470               16,891
QLogic Corporationa                                  320               24,640
Teradyne, Inc.a                                      670               24,957
Texas Instruments, Inc.                              6,567             311,112
Vitesse Semiconductor Corporationa                     685               37,889
Xilinx, Inc.a                                        1,138             52,490
                                                                     1,860,693

Software - 4.1%
Adobe Systems, Inc.                                  874               50,856
Autodesk, Inc.                                       242               6,519
BMC Software, Inc.a                                  882               12,348
Citrix Systems, Inc.a                                690               15,525
Computer Associates International, Inc.            2,200             42,900
Compuware Corporationv                               1,350             8,437
Intuit, Inc.a                                        770               30,367
Mercury Interactive Corporationa                    320               28,880
Microsoft Corporationa                               19,443              843,340
Novell, Inc.a                                        1,326             6,920
Oracle Corporationa                                  20,664              600,547
Parametric Technology Corporationa                  982               13,196
PeopleSoft, Inc.a                                    852               31,684
Sapient Corporationa                                 440               5,252
Siebel Systems, Inc.a                                1,609             108,809
VERITAS Software Corporationa                        1,470             128,625
                                                                     1,934,205

Specialty Retail - 1.7%
AutoZone, Inc.a                                      534               15,219
Bed Bath & Beyond, Inc.a                            1,034             23,136
Best Buy Company, Inc.a                              775               22,911
Circuit City Stores-Circuit City Group              764               8,786
Gap, Inc.                                            3,227             82,288
Home Depot, Inc.                                     8,901             406,664
Limited, Inc.                                        1,598             27,266
Lowe's Companies, Inc.                               1,435             63,857
Office Depot, Inc.a                                  1,370             9,761
RadioShack Corporation                               746               31,938
Sherwin-Williams Company                            618               16,261
Staples, Inc.a                                       1,649             19,479
Tiffany & Company                                    540               17,078
TJX Companies, Inc.                                  1,136             31,524
Toys "   " Us, Inc.a                                 1,006             16,788
                                                                      792,956

Textile & Apparel - 0.2%
Liz Claiborne, Inc.                                  233               $9,699
Nike, Inc.                                           1,044             58,268
Reebok International Ltd.a                           235               6,425
VF Corporation                                       474               17,178
                                                                        91,570

Tobacco - 0.8%
Philip Morris Companies, Inc.                        8,406             369,864
UST, Inc.                                            662               18,577
                                                                        388,441

Trading Companies & Distributors - 0.1%
Genuine Parts Company                                696               18,227
W.W. Grainger, Inc.                                  374               13,651
                                                                       31,878

Wireless Telecommunications Services - 0.3%
Nextel Communications, Inc.a                         2,720             67,320
Sprint Corporation (PCS Group)a                      3,264             66,708
                                                                      134,028

Total Common Stocks

(cost $34,840,329)                                                 45,013,870
COMMERCIAL PAPER - DOMESTIC - 4.2%
Commercial Financial Services - 2.0%
Associates Corporation of North America
         6.300%   03/15/01                  $1,000,000        987,581
Consumer Financial Services - 2.2%
Ford Motor Credit Company
         6.300%   03/15/01                  850,000             839,443
Motorola Credit Corporation

         6.320%   03/06/01                  200,000             197,826
                                                                1,037,269

Total Commercial Paper - Domestic

(cost $2,024,119)                                               2,024,850
U.S. GOVERNMENT SECURITY - 1.0%
U.S. Treasury Bill

(cost $494,089)*  5.920%   03/15/01             500,000         494,340

TIME DEPOSIT - 0.5%
State Street Bank & Trust Company
(cost $228,000)   6.000%   01/02/01             $228,000        $228,000
Total Investments - 100.1%
(cost $37,586,537)**                                             47,761,060
Liabilities in Excess of Other Assets - (0.1)%                   (50,695)
Net Assets - 100.0%                                              $47,710,365

         a        Non-income producing security
         * $494,340 market value of securities has been pledged as collateral for initial margin for future contracts. ** Aggregate cost for Federal tax purposes is $37,670,406. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securiities in which there is an excess of tax cost over value were $13,253,563 and $3,162,909, respectively. Net unrealized appreciation for tax purposes is $10,090,654.

See notes to financial statements

SCHEDULE OF FUTURES CONTRACTS
Number of    Contract         Total          Unrealized
Contracts    Description   Contract Value     Loss
8             S&P 500          $2,670,000     $138,800
              March 2001
                (Long)

See notes to financial statements
TRANSAMERICA PREMIER BALANCED FUND
Portfolio Manager: Gary U. Rolle,, Co-Managers: Jeffrey S. Van Harte,
Heidi Y. Hu
Fund Performance
The Transamerica Premier Balanced Fund (Investor Class) returned 9.89% for the 12-month period ended December 31, 2000. In comparison, the benchmark indices, the S&P 500 Index and the Lehman Brothers Government/Credit Bond Index, returned -9.10% and 11.85%, respectively. Since the Fund's inception in October 1995, it has achieved an average annual return of 20.01%.

Portfolio Manager Comments

The Premier Balanced Fund performed well during the year 2000. We were able to deliver superior returns to our shareholders due to our focus on quality and growth stories in our stock selections. Our top two sector weightings were in the financial and energy sectors, two of the top performing sectors of 2000. Stocks in these sectors which did particularly well included State Street, which is benefiting from productivity-led gains, and Calpine and AES, two power producers which are well positioned to benefit from the growth in energy demand. In contrast to the overall stock market, the bond market had broadly positive returns. The one exception was the high yield sector, which had negative returns for the year. We were able to maximize our bond market returns by minimizing our exposure to this sector. Credits which performed particularly well during the year included Lockheed Martin, which benefited from the prospect of increased defense spending, and the United Mexican States, which was rewarded for its smooth presidential transition and fiscal discipline with a ratings upgrade from Moody's.

Portfolio Asset Mix

Going Forward

We expect 2001 to bring lower interest rates as a result of aggressive Fed easing and a moderation in inflationary pressures. This is expected to be positive for both stock and bond market returns. Further benefiting stock market returns is the increasing likelihood of fiscal stimulus in the form of income tax cuts. Thank you for your continued investment in the Transamerica Premier Balanced Fund. COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER BALANCED FUND WITH LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX AND S&P 500 INDEX** Total Returns Average Annual Total Return As of December 31, 2000 One YearFive Years Since Inception* Investor Class 9.89% 20.55% 20.01% Class A 9.57% 20.36% 19.76% Class M 9.33% 20.07% 19.48% S&P 500
Index -9.10% 18.33% 18.68% Lehman Brothers Government/ Credit Bond Index 11.85% 6.24% 6.85% Investor Class ($26,042 at 12/31/00) Class A ($24,393 at 12/31/00)
Class M ($25,174 at 12/31/00) S&P 500 Index ($24,595 at 12/31/00) Lehman
Brothers Government/Credit Bond Index ($14,161 at 12/31/00)

         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The Lehman Brothers Government/Credit Bond Index is a broad - based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.

         * Investor Class - October 2, 1995. Class A and Class M - June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2000.

         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

TRANSAMERICA PREMIER BALANCED FUND
Schedule of Investments - December 31, 2000
                                                        Market
                                             Shares     Value

COMMON STOCKS - 56.0%
Aerospace & Defense - 3.9%
Lockheed Martin Corporation                 40,000   $1,358,000
Raytheon Company, Class A                  100,000 2,900,000
                                                    4,258,000

Airlines - 1.2%
Southwest Airlines Company                      40,000  1,341,200
Automobiles - 2.8%
Harley-Davidson, Inc.                       75,000   2,981,250
Banks - 5.6%
J.P. Morgan & Company, Inc.a                20,000   3,310,000
Wells Fargo Company                         50,000   2,784,375
                                                     6,094,375

Biotechnology - 2.3%
Genentech, Inc.a                            20,000   1,630,000
ImClone Systems, Inc.a                      20,000   880,000
                                                     2,510,000

Computers & Peripherals - 0.2%
Dell Computer Corporationa                      15,000  261,563
Construction & Engineering - 1.5%
Fluor Corporationa                          50,000   1,653,125
Diversified Financials - 6.7%
American Express Company                50,000  2,746,875
Charles Schwab Corporation              49,500  1,404,562
State Street Corporation                25,000  3,105,250
                                                 7,256,687

Diversified Telecommunications Services - 1.9%
Qwest Communications
         International, Inc.a               50,000   2,050,000
Electric Utilities - 6.9%
AES Corporationa                            70,000   3,876,250
Calpine Corporationa                        80,000   3,605,000
                                                     7,481,250

Electronic Equipment & Instruments - 0.8%
Palm, Inc.a                                30,000   849,375
Energy Equipment & Services - 0.7%
Schlumberger Ltd.                           10,000   799,375
Food & Drug Retailing - 2.8%
CVS Corporation                             50,000   2,996,875
Hotels, Restaurants & Leisure - 1.2%
Marriott International, Inc.                30,500   1,288,625
Household Durables - 0.5%
American Greetings Corporation                52,600  496,413
Insurance - 2.6%
American International Group, Inc.        28,125  2,772,070
Media - 3.3% EchoStar Communications Corp.,

         Class Aa                           80,000   1,820,000
McGraw-Hill Companies, Inc.                 30,000   1,758,750
                                                     3,578,750

Metals & Mining - 0.6%
Massey Energy Company                       50,000   $637,500
Oil & Gas - 1.9%
Apache Corporation                          30,000   2,101,875
Semiconductor Equipment & Products - 2.8%
Applied Materials, Inc.a                    15,000  572,812
Intel Corporation                           80,000   2,404,800
                                                     2,977,612

Software - 0.9%
Microsoft Corporationa                      22,000   954,250
Specialty Retail - 1.5%
Home Depot, Inc.                            35,000   1,599,063
Trading Companies & Distributors - 3.4%
W.W. Grainger, Inc.                         100,000  3,650,000
Total Common Stocks
(cost $47,395,345)                                   60,589,233
PREFERRED STOCK - 0.7%
Diversified Telecommunications Services - 0.7%
Centaur Funding Corporationb
(cost $890,976)                             800               799,000
CORPORATE BONDS - 18.2%
Banks - 4.3%
Bank of America Corporation

         7.800%   02/15/10          $1,000,000       1,040,690
HSBC Capital Funding LPb

         10.176%  12/31/49          1,000,000        1,148,230
Key Bank, N.A.
         7.125%   08/15/06          500,000             493,850
Mellon Bank Corporation

         7.000%   03/15/06          300,000             306,276
Royal Bank of Scotland Group PLC

         9.118%   03/31/49          1,000,000        1,087,920
Washington Mutual, Inc.
         8.250%   06/15/05          500,000             528,645
                                                         4,605,611

Commercial Services & Supplies - 0.5%
Valassis Communications, Inc.
         6.625%   01/15/09          500,000             492,105
Diversified Financials - 1.4%
Household Finance Corporation
         6.875%   03/01/03          1,000,000        1,010,030
Merrill Lynch & Company, Inc.
         6.640%   09/19/02          500,000             503,370
                                                      1,513,400

Diversified Telecommunications Services - 2.3%
Deutsche Telekom International Finance BV
         7.750%   06/15/05          $1,000,000       $1,017,290
Telefonica de Argentina SA

         11.875%  11/01/04          1,000,000        1,020,000
WorldCom, Inc.
         6.125%   04/15/12          500,000             498,260
                                                                       2,535,550

Electric Utilities - 1.5%
CMS Energy Corporation
         8.000%   07/01/11          300,000             297,750
Commonwealth Edison Company

         7.000%   07/01/05          300,000             303,960
Dominion Resources, Inc.
         7.400%   09/16/02          1,000,000        1,012,950
                                                                       1,614,660
Food & Drug Retailing - 0.7%
Shoppers Food Warehouse Corporation
         9.750%   06/15/04          775,000             810,216
Hotels, Restaurants & Leisure - 0.9%
Premier Parks, Inc.
         9.750%   01/15/07          975,000             984,750
Media - 1.5%
News America Holdings, Inc.
         7.750%   12/01/45          1,200,000        1,007,304
Time Warner, Inc.
         9.125%   01/15/13          500,000             581,160
                                                                       1,588,464

Multiline Retail - 1.0%
Dayton Hudson Corporation

         6.400%   02/15/03          300,000             300,348
Kmart Corporation

         7.750%   10/01/12          1,000,000        815,810
                                                                       1,116,158
Oil & Gas Exploration and Distribution - 0.8%
Gulf Canada Resources Ltd.
         8.250%   03/15/17          390,000             386,010
Triton Energy Ltd.
         9.250%   04/15/05          500,000             509,375
                                                                       895,385

Paper & Forest Products - 0.9%
Abitibi-Consolidated, Inc.
         8.850%   08/01/30          1,000,000        953,600
Real Estate - 0.9%
Simon Property Group, Inc.b
         6.750%   11/15/03          1,000,000        986,800
Road & Rail - 1.5%
CSX Corporation
         7.950%   05/01/27          1,000,000        1,021,700

Norfolk Southern Corporation

         9.000%   03/01/21          $500,000            $570,875
                                                                       1,592,575

Total Corporate Bonds

(cost $19,638,309)                                            19,689,274
CONVERTIBLE BONDS - 1.8%
Biotechnology - 0.9% ImClone Systems, Inc.

         5.500%   03/01/05          1,000,000        968,130
Pharmaceuticals - 0.9%
Vertex Pharmaceuticals, Inc.b
         5.000%   09/19/07          1,000,000        973,120
Total Convertible Bonds

(cost $2,000,000)                                     1,941,250
FOREIGN GOVERNMENT SECURITY - 1.0%
United Mexican States
(cost 1,055,300)  9.875%
         02/01/10                  1,000,000         1,076,000
U.S. GOVERNMENT SECURITIES - 15.3%
U.S. Treasury Bonds

         6.125%   08/15/29          1,250,000        1,359,575
         6.250%   05/15/30          1,000,000        1,115,620
U.S. Treasury Notes

         6.125%   08/31/02          1,000,000        1,013,280
         5.625%   11/30/02          500,000            504,060
         5.875%   11/15/04          1,100,000        1,128,699
         6.750%   05/15/05          3,000,000        3,195,930
         5.750%   11/15/05          1,000,000        1,032,660
         6.625%   05/15/07          2,750,000        2,963,978
         5.750%   08/15/10          4,000,000        4,191,880
Total U.S. Government Securities

(cost $16,123,941)                                            16,505,682
TIME DEPOSIT - 5.5%
State Street Bank & Trust Company
(cost $5,892,000) 6.000%
         01/02/01                   5,892,000         5,892,000
Total Investments - 98.5%
(cost $92,995,871)*                                           106,492,439
Other Assets Less Liabilities - 1.5%                 1,672,865
Net Assets - 100.0%                                           $108,165,304

a        Non-income producing security
b Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At December 31, 2000, these securities aggregated $3,907,150 or 3.61% of the net assets of the fund * Aggregate cost for Federal tax purposes is $93,000,863. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $15,552,708 and $2,061,132, respectively. Net unrealized appreciation for tax purposes is $13,491,576.

See notes to financial statements

TRANSAMERICA PREMIER HIGH YIELD BOND FUND
Portfolio Manager: Matthew W. Kuhns, Co-Managers: Thomas J. Ray, Edward S. Han Fund Performance
The Transamerica Premier High Yield Bond Fund (Investor Class) had a total return of -2.01% for the 12-month period ended December 31, 2000. In comparison, the Merrill Lynch High Yield Master Index returned -3.79%. For the ten-year period ended December 31, 2000, the Fund earned an average annual total return of 11.24% versus a return of 10.86% for the Index.* Portfolio Manager Comments Overall, it was a very difficult year for high yield bonds. Comparatively speaking, the Transamerica Premier High Yield Bond Fund had a good year versus other high yield bond funds and versus its benchmark index. In general, high yield bonds had poor returns due to concerns that the dramatic slowdown in the economy witnessed during the year would turn into a hard landing or possibly a recession. A recession increases the risk of default, particularly for lower quality bonds, making them a less attractive investment relative to higher quality bonds and U.S. Treasuries (which have virtually no default risk). The Fund outperformed the market by being overweighted in less cyclical sectors of the economy such as utilities, communications, and food retailing. In addition, the Fund invested in companies that were typically at the higher end of the quality range of the high yield market, which was the best performing sector of the high yield market. Portfolio Asset Mix

Going Forward

For 2001, we expect the Federal Reserve to stimulate the economy by reducing the Fed Funds rate during the first half of the year to ensure that the current slowdown does not turn into a recession. Economic growth will likely remain slow, and inflation will stay low. High yield bonds, which currently offer extremely attractive yields, are expected to outperform as investors anticipate that the Federal Reserve's actions will assure a brief and mild slowdown during the first half of 2001. Long-term interest rates are likely to remain stable, reflecting a slow growth/low inflation environment. The Transamerica Premier High Yield Bond Fund is well positioned to outperform in this market environment; and we will continue to select high yield bonds from companies with strong experienced management teams and high quality, valuable asset bases.

Thank you for your continued investment in the Transamerica Premier High Yield Bond Fund. COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER HIGH YIELD BOND FUND WITH THE MERRILL LYNCH HIGH YIELD MASTER INDEX** Total Returns Average Annual Total Return As of December 31, 2000 One Year Five Years Ten Years Investor Class -2.01% 7.38% 11.24% Institutional Class -1.88% 7.54% 11.47% Merrill Lynch High Yield Master Index -3.79% 4.89% 10.86% Investor Class ($29,064 at 12/31/00) Institutional Class ($29,679 at 12/31/00) Merrill Lynch High Yield Master Index ($26,740 at 12/31/00) - The Merrill Lynch High Yield Master Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch High Yield Master Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

         * Effective July 1, 1998, the Transamerica High Yield Bond Fund (separate account) exchanged all of its assets for shares in the Transamerica Premier High Yield Bond Fund (Fund). The inception date of the Fund is considered to be September 1, 1990, the separate account's inception date. The performance prior to June 30, 1998 is the separate account's performance recalculated to reflect the actual fees and expenses of the Fund. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2000.

         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

         page              TRANSAMERICA PREMIER FUNDS  2000 ANNUAL REPORT
TRANSAMERICA PREMIER HIGH YIELD BOND FUND Schedule of Investments - December 31, 2000

                                                 Principal             Market
                                                Amount                  Value
CORPORATE BONDS - 68.1%
Airlines - 1.4%
GPA Holland BV
         9.750%   12/10/01                  $250,000                    $248,437
         9.640%   02/06/07                  1,000,000                    971,250
                                                                       1,219,687

Commercial Services & Supplies - 1.1%
R H Donnelley Corporation
         9.125%   06/01/08                  1,000,000                    950,000
Communications Equipment - 3.3%
L-3 Communications Holdings, Inc.
         10.375%  05/01/07                  2,500,000                  2,553,125
World Access, Inc.
         13.250%  01/15/08                  500,000                     340,000
                                                                       2,893,125

Diversified Telecommunications Services - 18.9%
360networks, Inc.
         13.000%  05/01/08                  1,600,000         1,296,000
International CableTel, Inc.
         12.750%  04/15/05                  1,000,000         960,000
Metromedia Fiber Network, Inc.
         10.000%  11/15/08                  400,000             333,000
         10.000%  12/15/09                  2,500,000         2,081,250
Metronet Communications Corporationa,c

         0.000%   11/01/07                  2,000,000         1,619,440
         0.000%   06/15/08                  2,000,000         1,635,640
NEXTLINK Communications, Inc.
         9.000%   03/15/08                  2,000,000         1,500,000
Rogers Cantel Mobile Communications, Inc.
         9.375%   06/01/08                  613,000             637,520
Telefonica de Argentina SA

         11.875%  11/01/04                  2,500,000         2,550,000
Williams Communications Group,Inc.
         11.700%  08/01/08                  3,000,000         2,310,000
WinStar Communications, Inc.
         12.500%  04/15/08                  1,000,000         690,000
         0.000%   04/15/10c                  1,491,000         410,025
         12.750%  04/15/10                  509,000             343,575
WorldCom, Inc.
         8.875%   01/15/06                  37,000              38,220
                                                              16,404,670

Electric Utilities - 5.6%
AES Corporation
         9.500%   06/01/09                  1,350,000         1,372,072
AES Drax Energy Ltd.
         11.500%  08/30/10                  1,350,000         1,424,250
CMS Energy Corporation

         9.875%   10/15/07                  2,000,000         2,095,720
                                                              4,892,042

Food & Drug Retailing - 8.7%
Jitney-Jungle Stores of America, Inc.e
         12.000%  03/01/06                  $2,000,000        $37,500
Shoppers Food Warehouse Corporation

         9.750%   06/15/04                  4,000,000         4,181,760
Stater Brothers Holdings, Inc.
         10.750%  08/15/06                  4,000,000         3,330,000
                                                              7,549,260
Food Products - 0.7%
Beatrice Foods, Inc.
         1.000%   11/19/26                  494,000  74,100
CFP Holdings, Inc.
         11.625%  01/15/04                  1,500,000         570,000
                                                                644,100
Healthcare Providers & Services - 3.7%
HEALTHSOUTH Corporationb
         10.750%  10/01/08                  1,000,000         1,053,750
MedPartners, Inc.d

         10.440%  06/15/01                  82,749              75,302
Triad Hospitals, Inc., Series B

         11.000%  05/15/09                  2,000,000         2,100,000
                                                               3,229,052
Hotels, Restaurants & Leisure - 10.7%
Boyd Gaming Corporation
         9.250%   10/01/03                  1,270,000         1,231,900
John Q. Hammons Hotels, Inc.
         8.875%   02/15/04                  2,600,000         2,353,000
MGM Grand, Inc.
         9.750%   06/01/07                  2,000,000         2,100,000
Premier Parks, Inc.
         9.750%   01/15/07                  3,600,000         3,636,000
                                                              9,320,900
Media - 7.5%
Australis Media Ltd.
         0.000%   05/15/03                  8,930             1
CF Cable TV, Inc.
         9.125%   07/15/07                  1,500,000         1,640,940
Citadel Broadcasting Company

         9.250%   11/15/08                  500,000             482,500
Lamar Advertising Company

         8.625%   09/15/07                  2,500,000         2,500,000
Ono Finance PLC

         13.000%  05/01/09                  1,000,000         740,000
Outdoor Systems, Inc.
         9.375%   10/15/06                  250,000             258,210
Sinclair Broadcast Group, Inc.
         8.750%   12/15/07                  1,000,000         900,000
                                                               6,521,651

Metals & Mining - 0.4%
Hylsa SA de CVb

         9.250%   09/15/07                  $500,000            $335,000
Oil & Gas Exploration and Distribution - 4.7%
Gulf Canada Resources Ltd.
         9.250%   01/15/04                  2,000,000         2,024,120
Petroleos Mexicanos

         8.850%   09/15/07                  500,000             501,250
         9.375%   12/02/08                  500,000             515,000
Pride Pete Services, Inc.
         9.375%   05/01/07                  1,000,000         1,022,500
                                                               4,062,870

Software - 1.4%
Earthwatch, Inc.a,b,c

         0.000%   07/15/07                  2,000,000         1,240,000
Total Corporate Bonds

(cost $66,688,622)                                            59,262,357
CONVERTIBLE BONDS - 11.5%
Biotechnology - 2.2% ImClone Systems, Inc.

         5.500%   03/01/05                  2,000,000         1,936,260
Diversified Telecommunications Services - 0.7%
Gilat Satellite Networks Ltd.
         4.250%   03/15/05                  1,000,000         639,610
Energy Equipment & Services - 1.2%
Offshore Logistics, Inc.
         6.000%   12/15/03                  950,000             996,588
Media - 2.4%
EchoStar Communications Corporation
         4.875%   01/01/07                  2,750,000         2,057,358
Semiconductor Equipment & Products - 3.5%
Conexant Systems, Inc.
         4.000%   02/01/07                  1,500,000         811,950
Cypress Semiconductor Corporation

         3.750%   07/01/05                  1,500,000         1,051,950
Vitesse Semiconductor Corporationb

         4.000%   03/15/05                  1,500,000         1,200,000
                                                              3,063,900
Software - 1.5%
Rational Software Corporationb

         5.000%   02/01/07                  1,000,000         1,292,500
Total Convertible Bonds

(cost $12,015,814)                                                     9,986,216
COMMON STOCKS - 0.3%
Auto Parts - 0.0%
Harvard Industries, Inc.a                   1                 3
Media - 0.3%
Medianews Group, Inc., Class Aa             2,000             $250,000
Ono Finance PLCa,b                          1,000             10,000
                                                               260,000

Total Common Stocks

(cost $73,987)                                                         260,003
PREFERRED STOCKS - 5.3%
Diversified Telecommunications Services - 2.1%
Global Crossing Ltd.                                 20,000   1,760,000
Media - 2.9%
CSC Holdings, Inc.                                   1                 133
Radio One, Inc.a,b                                   1,000             797,500
Sinclair Capital                                     20,000   1,740,000
                                                                2,537,633

Software - 0.3%
Earthwatch, Inc., Series Ca                          108,434  271,085
Total Preferred Stocks
(cost $5,343,770)                                             4,568,718
FOREIGN GOVERNMENT SECURITY - 1.2%
United Mexican States

(cost $995,862)   9.875%   02/01/10             $1,000,000       1,076,000
TIME DEPOSIT - 11.3%
State Street Bank & Trust Company
(cost $9,820,000) 6.000%   01/02/01             9,820,000        9,820,000
Total Investments - 97.7%
(cost $94,938,055)*                                              84,973,294
Other Assets Less Liabilities - 2.3%                                2,018,320
Net Assets - 100.0%                                                $86,991,614

a        Non-income producing security
b Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At December 31, 2000, these securities aggregated $5,928,750 or 6.82 % of the net assets of the Fund.

c Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2000. Maturity disclosed is the final maturity date. d Variable rate security e Security in default * Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,156,888 and $11,121,649, respectively. Net unrealized depreciation for tax purposes is $9,964,761.

See notes to financial statements
TRANSAMERICA PREMIER FUNDS  2000 ANNUAL REPORT   page

TRANSAMERICA PREMIER BOND FUND
Portfolio Manager: Matthew W. Kuhns, Co-Manager: Heidi Y. Hu
Fund Performance
The Transamerica Premier Bond Fund (Investor Class) had a total return of 8.10% for the 12-month period ended December 31, 2000. In comparison, the Lehman Brothers Government/Credit Bond Index returned 11.85%. Since inception in October 1995, the Fund earned an average annual total return of 6.31% while the Index had a return of 6.85%.

Portfolio Manager Comments

In general, the fixed income market enjoyed very good returns during 2000. A slowing economy, combined with low inflation created an attractive environment for fixed income investors. Long-term interest rates declined significantly during the year, as signs of slower growth emerged, lessening investor's fears of accelerating inflation. The benchmark ten-year Treasury began the year at 6.44% and ended the year at 5.11%. In addition, the weak performance in the equity markets added to the demand for Treasuries as investors sought the safe haven of the U.S. Treasury market.

With regard to the economy, the increases in interest rates during 1999 did help to act as a brake on growth. The Federal Reserve continued to hike the Fed Funds rate in 2000. The Fed appeared to have achieved its goal of a soft landing by the third quarter of 2000, with GDP growth of 2.2%. The economy continued to slow during the fourth quarter, though, as a combination of factors led to GDP growth of only 1.4%-the slowest in five years. Part of the slowdown was due to weather-with the November-December period being the coldest on record. In addition, consumers have seen an increasing portion of their income available for discretionary spending go towards soaring heating bills. Heating oil prices have doubled since last winter, and natural gas prices were up four-fold.

Portfolio Asset Mix

Going Forward

For 2001, we expect the Federal Reserve to stimulate the economy by reducing the Fed Funds rate during the first half of the year, to ensure that the current slowdown does not turn into a recession. Corporate bonds, which currently offer very attractive yields, are expected to outperform as investors anticipate that the Federal Reserve's actions will assure a brief and mild slowdown during the first half of 2001. Long-term interest rates are likely to remain stable, reflecting a slow growth/low inflation environment. The Premier Bond Fund is well positioned to outperform in this market environment; and we will continue to rely on vigorous and thorough credit analysis to find undervalued quality bonds in companies that meet our stringent selection criteria. Thank you for your continued investment in the Transamerica Premier Bond Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER BOND FUND WITH THE LEHMAN BROTHERS
GOVERNMENT/CREDIT BOND INDEX**
Total Returns                       Average Annual Total Return
As of December 31, 2000             One YearFive Years        Since Inception*
Investor Class                      8.10%            5.63%             6.31%
Class A                             7.89%            5.50%             6.13%
Class M                             7.72%            5.28%             5.90%
Lehman Brothers Government/
Credit Bond Index                  11.85%            6.24%            6.85%
Investor Class ($13,785 at 12/31/00) Class A ($13,016 at 12/31/00) Class M
($13,374 at 12/31/00)

Lehman Brothers Government/Credit Bond Index ($14,161 at 12/31/00)
         The Lehman Brothers Government/Credit Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

         * Investor Class - October 2, 1995. Class A and Class M - June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2000.

         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

TRANSAMERICA PREMIER FUNDS 2000 ANNUAL REPORT page TRANSAMERICA PREMIER BOND FUND Schedule of Investments - December 31, 2000

                                           Principal  Market
                                             Amount   Value
CORPORATE BONDS - 58.9%
Automobiles - 2.3%
Ford Motor Company
         7.450%   07/16/31                  $500,000 $462,775
Banks - 5.1%
Bank of America Corporation
         7.800%   02/15/10                  500,000  520,345
Chase Manhattan Corporation

         7.875%   06/15/10                  500,000  531,200
                                                      1,051,545

Diversified Financials - 8.8%
Citigroup, Inc.
         7.250%   10/01/10                  500,000  517,145
General Electric Capital Corporation

         6.875%   11/15/10                  750,000  785,122
Goldman Sachs Group, L.P.a

         7.250%   10/01/05                  500,000  515,060
                                                     1,817,327

Diversified Telecommunications Services - 16.7%
British Telecommunications PLC
         8.625%   12/15/30                  750,000  746,962
Deutsche Telekom International Finance BV
         8.250%   06/15/30                  750,000  736,770
Koninklijke (Royal) KPN NVa

         8.375%   10/01/30                  750,000  686,213
Telefonica de Argentina SA

         11.875%  11/01/04                  500,000  510,000
WorldCom, Inc.a

         7.375%   01/15/03                  750,000  749,625
                                                     3,429,570

Electric Utilities - 3.0%
Pacific Gas & Electric Companya
         7.375%   11/01/05                  750,000  625,778
Food & Drug Retailing - 9.7%
Kroger Company
         7.700%   06/01/29                  750,000  748,890
Shoppers Food Warehouse Corporation

         9.750%   06/15/04                  800,000  836,352
Stater Brothers Holdings, Inc.
         10.750%  08/15/06                  500,000  416,250
                                                     2,001,492

Food Products - 3.7%
Unilever Capital Corporation

         6.750%   11/01/03                  750,000  763,695
Hotels, Restaurants & Leisure - 3.8%
MGM Mirage, Inc.
         8.500%   09/15/10                  750,000  770,145

Oil & Gas - 3.4%
Occidental Petroleum Corporation

         6.400%   04/01/03                  $700,000 $700,714
Oil & Gas Exploration and Distribution - 2.4%
Pemex Project Funding Master Trusta
         9.125%   10/13/10                  500,000  498,750
Total Corporate Bonds

(cost $12,355,598)                                  12,121,791
FOREIGN GOVERNMENT SECURITIES - 7.0%
Korea Development Bank

         6.625%   11/21/03                  750,000  736,350
United Mexican States

         9.875%   02/01/10                  650,000  699,400
Total Foreign Government Securities

(cost $1,376,104)                                   1,435,750
U.S. GOVERNMENT SECURITIES - 28.8%
U.S. Treasury Bonds

         6.250%   05/15/30                  1,000,000         1,115,620
U.S. Treasury Notes

         6.125%   08/31/02                  1,000,000         1,013,280
         5.625%   11/30/02                  2,500,000         2,520,300
         5.875%   11/15/04                  250,000             256,523
         5.750%   11/15/05                  1,000,000         1,032,660
Total U.S. Government Securities

(cost $5,916,859)                                             5,938,383
PREFERRED STOCK - 0.9%
Electric Utilities - 0.9%
Calpine Capital Trust III
(cost $150,000)                               3,000             183,750
TIME DEPOSIT - 0.7%
State Street Bank & Trust Company
(cost $145,000)   6.000%   01/02/01             145,000         145,000
Total Investments - 96.3%
(cost $19,943,561)*                                                19,824,674
Other Assets Less Liabilities - 3.7%                          758,647
Net Assets - 100.0%                                               $20,583,321

a Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At December 31, 2000, these securities aggregated $3,075,426 or 14.94% of the net assets of the fund.

* Aggregate cost for Federal tax purposes is $19,951,078. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $248,817 and $375,221, respectively. Net unrealized depreciation for tax purposes is $126,404.

See notes to financial statements

TRANSAMERICA PREMIER CASH RESERVE FUND
Portfolio Manager: Edward S. Han, Co-Manager: Heidi Y. Hu
Fund Performance
The Transamerica Premier Cash Reserve Fund's (Investor Class) return for the year-ended December 31, 2000 was 6.34% compared to 5.79% for the iMoneyNet Money Fund Report. The Fund has consistently ranked in the top 5% of its category. For the year-ended December 31, 2000, the Fund ranked seventh among 362 money market funds, according to Lipper Analytical Services, Inc.

As of December 31, 2000, the seven-day current and effective yields were 6.41% and 6.62%, respectively. The Fund's average annual total return since inception (October 1995) through December 31, 2000 was 5.54% versus 5.04% for the iMoneyNet benchmark.

Portfolio Manager Comments

The Fund's objective is to provide a high level of current income consistent with liquidity and the preservation of capital. The Fund continued to perform well in a changing economic environment. The first half of 2000 exhibited strong economic growth and increasing inflation risks. Higher risk of rising inflation was a factor in motivating the Federal Reserve to increase the federal funds rate in an effort to slow down the economy. The impact of these rate increases was noticeable in the second half of the year, particularly in the fourth quarter, as evidenced by weak retail sales, a reduction in manufacturing production and outlook, and lower consumer confidence. During this changing economic environment, the Fund's maturity structure was actively managed to generate superior returns for investors.

Portfolio Asset Mix

Going Forward

We expect the Federal Reserve to remain vigilant for signs of further economic slowing, and to aggressively reduce the federal funds rate. As a result, economic growth in the first half of 2001 is expected to be moderate, followed by stronger growth in the second half aided by lower interest rates and fiscal stimulus. We will continue to invest in high quality companies and the Fund will be managed to maximize safety, liquidity, and yield.

Thank you for your continued investment in the Transamerica Premier Cash
Reserve Fund.
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER CASH RESERVE FUND WITH THE
IMONEYNET MONEY FUND REPORT**
Total Returns              Average Annual Total Return
As of December 31, 2000             One YearFive Years        Since Inception*
Investor Class                      6.34%            5.53%             5.54%
Class A                             5.97%            5.16%             5.18%
Class M                             5.71%            4.90%             4.91%
The iMoneyNet
 Money Fund Report(tm)          5.79%             5.04%             5.04%
Investor Class ($13,271 at 12/31/00)
Class A ($13,029 at 12/31/00)
Class M ($12,859 at 12/31/00)
iMoneyNet(tm) ($13,002 at 12/31/00)
         iMoneyNet(tm) (formerly the IBC's Money Fund Report(tm)) - All Taxable, First Tier is a composite of taxable money market funds that meet the SEC's definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

         An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although, the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

         The seven-day current and effective yields were 6.42% and 6.63% for the Investor Class, 6.08% and 6.26% for Class A, and 5.83% and 6.00% for Class M, respectively, as of December 31, 2000.

         * Investor Class - October 2, 1995. Class A and Class M - June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2000.

         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

TRANSAMERICA PREMIER FUNDS  2000 ANNUAL REPORT   page
TRANSAMERICA PREMIER CASH RESERVE FUND
Schedule of Investments - December 31, 2000
                            Principal         Amortized         Amount  Cost
COMMERCIAL PAPER - DOMESTIC - 90.6% Banks - 4.4% Bank of America Corporation

         6.620%   01/08/01 $1,000,000       $998,713
         6.690%   01/09/01 2,000,000        2,000,000
         6.450%   03/12/01 1,000,000        987,458
BankAmerica Corporation
         6.550%   01/08/01 450,000  449,427
         6.600%   01/11/01 623,000  621,858
         6.470%   03/12/01 1,000,000        987,419
                                                              6,044,875

Beverages - 3.8%
Coca Cola Company

         6.480%   01/16/01 560,000  558,488
         6.530%   01/23/01 180,000  179,282
         6.480%   01/29/01 1,500,000        1,492,440
         6.480%   01/30/01 225,000  223,826
         6.460%   03/09/01 350,000  345,792
         6.310%   03/13/01 1,000,000        987,555
         6.430%   03/14/01 1,000,000        987,140
         6.440%   03/16/01 500,000  493,381
                                                              5,267,904

Chemicals - 3.2%
E. I. du Pont de Nemours and Company
         6.480%   01/12/01 1,000,000        998,020
         6.430%   01/25/01 2,000,000        1,991,427
         6.650%   01/26/01 1,000,000        995,382
         6.350%   03/08/01 400,000  395,343
                                                              4,380,172

Commercial Financial Services - 16.3%
Assets Securitization Cooperative Corporation
         6.570%   01/03/01 425,000  424,845
         6.580%   01/03/01 1,900,000        1,899,305
         6.530%   01/11/01 1,200,000        1,197,823
         6.530%   01/17/01 1,000,000        997,098
         6.530%   02/05/01 1,000,000        993,651
         6.520%   02/13/01 2,000,000        1,984,425
         6.520%   02/22/01 450,000  445,762
Associates Corporation of North America
         6.520%   01/08/01 1,000,000        998,732
         6.520%   01/10/01 2,000,000        1,996,740
         6.530%   01/10/01 672,000  670,903
         6.510%   01/11/01 1,000,000        998,192
         6.550%   01/19/01 800,000  797,380
         6.570%   01/24/01 270,000  268,867
         6.620%   01/24/01 200,000  199,154
         6.520%   02/27/01 250,000  247,419

General Electric Capital Corporation
         6.570%   01/03/01 $500,000 $499,818
         6.650%   01/03/01 500,000  499,815
         6.600%   01/04/01 100,000  99,945
         6.520%   01/08/01 500,000  499,366
         6.500%   01/24/01 750,000  746,885
         6.450%   02/07/01 270,000  268,210
         6.420%   02/12/01 250,000  248,128
         6.500%   02/20/01 1,500,000        1,486,458
         6.480%   02/26/01 1,000,000        989,920
         6.500%   02/28/01 185,000  183,063
         6.320%   03/14/01 258,000  254,739
         6.450%   03/15/01 327,000  322,723
         6.510%   03/30/01 190,000  186,976
         6.450%   04/03/01 250,000  245,879
IBM Credit Corporation

         6.560%   01/05/01 450,000  449,672
         6.070%   04/23/01 500,000  490,558
John Deere Capital Corporation

         6.580%   01/02/01 1,000,000        999,817
                                                              22,592,268

Communications Equipment - 1.9%
Motorola, Inc.
         6.470%   03/19/01 2,000,000        1,972,323
         6.460%   03/26/01 697,000  686,494
                                                              2,658,817

Conglomerate - 1.2%
Gillette Company

         6.680%   01/04/01 450,000  449,750
         6.490%   01/12/01 1,200,000        1,197,620
                                                              1,647,370

Consumer Financial Services - 6.9%
A I Credit Corporation
         6.520%   01/02/01 1,000,000        999,819
Ford Motor Credit Company
         6.550%   01/04/01 400,000  399,782
         6.620%   01/05/01 100,000  99,926
         6.540%   01/11/01 920,000  918,329
         6.490%   02/15/01 1,000,000        991,887
Motorola Credit Corporation
         6.470%   03/06/01 380,000  375,629
         6.450%   05/02/01 243,000  237,732
Toyota Motor Credit Corporation

         6.500%   01/24/01 1,100,000        1,095,432
USAA Capital Corporation
         6.500%   01/03/01 500,000  499,819
         6.480%   02/14/01 2,000,000        1,984,160
         6.480%   02/15/01 1,500,000        1,487,850
         6.380%   02/21/01 400,000  396,385
                                                              9,486,750

Diversified Financials - 11.4%
Goldman Sachs Group LP
         6.590%   01/02/01 $1,000,000       $999,817
         6.560%   01/03/01 1,000,000        999,636
         6.480%   02/12/01 1,500,000        1,488,660
         6.420%   04/06/01 1,000,000        983,058
         6.420%   04/09/01 1,000,000        982,523
         6.420%   04/10/01 1,000,000        982,345
         6.420%   04/11/01 1,300,000        1,276,872
Merrill Lynch & Company, Inc.
         6.710%   01/16/01 1,250,000        1,246,505
         6.530%   01/17/01 1,000,000        997,098
         6.500%   01/31/01 2,000,000        1,989,167
         6.510%   01/31/01 1,000,000        994,575
         6.510%   02/02/01 300,000  298,264
         6.520%   02/02/01 300,000  298,261
         6.550%   02/06/01 700,000  695,415
         6.500%   02/09/01 1,300,000        1,290,846
         6.470%   02/28/01 200,000  197,915
                                                              15,720,957

Diversified Telecommunications Services - 8.3%
AT&T Corporation
         6.500%   01/04/01 2,000,000        1,998,917
         6.520%   01/05/01 1,500,000        1,498,913
BellSouth Telecommunications, Inc.
         6.400%   02/02/01 300,000  298,294
         6.280%   02/26/01 1,100,000        1,089,254
         6.280%   02/28/01 1,000,000        989,882
SBC Communications, Inc.
         6.520%   01/02/01 1,000,000        999,819
         6.530%   01/03/01 300,000  299,891
         6.520%   01/18/01 2,000,000        1,993,842
         6.530%   02/07/01 800,000  794,631
         6.440%   02/14/01 1,000,000        992,129
         6.480%   02/22/01 500,000  495,320
                                                              11,450,892

Electric Utilities - 1.4%
Duke Energy Corporation
         6.480%   01/18/01 1,000,000        996,940
         6.330%   02/22/01 1,000,000        990,857
                                                              1,987,797

Financial Services - 22.7%
Caterpillar Financial Services
         6.370%   02/23/01 280,000  277,374
         6.450%   03/06/01 633,000  625,742
         6.500%   03/07/01 600,000  592,958
         6.430%   04/05/01 1,000,000        983,211
         6.390%   06/04/01 500,000  486,332

Ciesco LP

         6.570%   01/09/01 $1,000,000       $998,540
         6.530%   01/10/01 3,000,000        2,995,103
         6.520%   01/11/01 860,000  858,442
         6.530%   01/12/01 700,000  698,603
         6.540%   01/12/01 1,500,000        1,497,003
         6.500%   02/09/01 775,000  769,543
Corporate Asset Funding Corporation
         6.600%   01/03/01 1,800,000        1,799,340
         6.570%   01/10/01 2,000,000        1,996,715
         6.540%   01/12/01 1,500,000        1,497,002
         6.500%   02/20/01 500,000  495,486
         6.460%   02/23/01 800,000  792,392
Delaware Funding Corporation

         6.530%   01/17/01 1,000,000        997,098
         6.530%   01/19/01 1,900,000        1,893,797
         6.540%   01/19/01 600,000  598,038
         6.600%   01/29/01 1,252,000        1,245,573
         6.530%   02/07/01 750,000  744,966
         6.410%   02/20/01 700,000  693,768
         6.380%   03/08/01 350,000  345,906
         6.330%   03/23/01 400,000  394,303
Receivables Capital Corporation

         6.590%   01/02/01 2,000,000        1,999,634
         6.590%   01/03/01 470,000  469,828
         6.550%   01/16/01 1,000,000        997,271
         6.570%   01/30/01 500,000  497,354
         6.530%   02/08/01 1,000,000        993,107
         6.530%   02/09/01 700,000  695,048
         6.500%   02/16/01 1,400,000        1,388,372
                                                              31,317,849

Food Products - 3.2%
Campbell Soup Company

         6.120%   04/16/01 1,000,000        982,150
H.J. Heinz Company

         6.500%   01/26/01 550,000  547,517
         6.500%   02/21/01 1,000,000        990,792
         6.300%   03/02/01 2,000,000        1,979,000
                                                              4,499,459

Insurance - 0.7% AIG Funding, Inc.

         6.490%   02/01/01 1,000,000        994,411
Leisure Equipment & Products - 1.1%
Eastman Kodak Company
         6.600%   01/18/01 500,000  498,442
         6.480%   02/21/01 1,000,000        990,820
                                                              1,489,262

Media - 1.4%
The Walt Disney Company

         6.500%   01/02/01 $775,000 $774,860
         6.450%   02/23/01 341,000  337,762
         6.060%   04/12/01 380,000  373,539
         6.250%   04/20/01 500,000  490,538
                                                              1,976,699

Newspapers - 1.5%
Gannett Company, Inc.
         6.500%   01/23/01 1,500,000        1,494,042
         6.500%   02/06/01 550,000  546,425
                                                              2,040,467

Paper & Forest Products - 1.1%
Kimberly-Clark Corporation
         6.480%   01/19/01 1,000,000        996,760
         6.400%   02/27/01 475,000  470,187
                                                              1,466,947

Telecommunications Services - 0.1%
British Telecommunications PLC
         6.670%   01/30/01 125,000  124,328
Total Commercial Paper - Domestic

(amortized cost $125,147,224)                        125,147,224
COMMERCIAL PAPER - FOREIGN - 8.1%
Banks - 7.5%
Canadian Imperial Holdings, Inc.
         6.620%   01/02/01 2,250,000        2,250,000
         6.640%   01/02/01 1,000,000        1,000,000
         6.594%   01/22/01 2,000,000        1,992,307
         6.510%   04/02/01 500,000  500,000
Toronto Dominion Holdings

         6.500%   02/12/01 1,000,000        992,417
         6.350%   02/27/01 900,000  890,951
         6.355%   04/04/01 500,000  491,791
         6.150%   05/01/01 1,300,000        1,300,000
         6.400%   06/01/01 1,000,000        973,156
                                                              10,390,622

Food Products - 0.6%
Canadian Wheat Board

         6.430%   02/20/01 500,000  495,535
         6.100%   05/08/01 365,000  357,145
                                                              852,680

Total Commercial Paper - Foreign

(amortized cost $11,243,302)                         11,243,302

U.S. GOVERNMENT SECURITY - 0.4%
Federal National Mortgage Association
(amortized cost $500,000)
         6.630%   11/14/01 $500,000 $500,000
TIME DEPOSIT - 0.1% State Street Bank & Trust Company (amortized cost $110,000)

         6.000%   01/02/01 110,000  110,000
Total Investments - 99.2%
(amortized cost $137,000,526)                        137,000,526
Other Assets Less Liabilities - 0.8%        1,160,679
Net Assets - 100.0%                                  $138,161,205


See notes to financial statements Transamerica premier Cash Reserve Fund (concluded) Statements of Assets and liabilities December 31, 2000




                                Transamerica         Transamerica      Transamerica    Transamerica     Transamerica   Transamerica
                                Premier                 Premier           Premier          Premier           Premier        Premier
                                Aggressive        Small Company            Equity            Value             Index       Balanced
                                Growth Fund                Fund              Fund             Fund              Fund           Fund

Assets
Investments, at cost

                                  $163,195,803    $ 230,107,110     $ 185,154,773     $ 11,070,699     $  37,586,537     $92,995,871

Investments, at value

                                  $174,290,051    $ 234,187,808     $ 241,738,875     $ 12,831,675     $  47,761,060    $106,492,439

Cash
                                          --                860               876              339               847            258
Receivables:
  Dividends and interest
                                211,974           44,312            85,118            4,117            39,468           794,505
  Securities sold
                                449,517          426,475         2,988,080             --             140,084              --

  Fund shares sold
                                438,533        1,358,383            95,159           84,748           161,925         1,653,487

  Reimbursement from administrator
                                4,123            3,755             3,729           14,215            36,917            41,065

Prepaid expenses and other assets
                                  3,649            5,623             7,621              190             2,484             4,037
                           $175,397,847    $ 236,027,216     $ 244,919,458     $ 12,935,284     $  48,142,785     $ 108,948,434
Liabilities
Payables:

   Securities purchased
                                   --               --                --               --             313,902           473,631
   Fund shares redeemed
                              1,053,710        8,644,993           807,282             --               5,808           157,539
   Advisory fees
                                133,617          180,062           181,731            7,940            12,061            64,324
   Directors' fees
                                  2,496            3,244             3,470              194               637             1,306
   Distribution fees             39,706           53,324            53,863            2,766             4,459            21,656
   Variation margin                --               --                --               --              36,400              --
Disbursement in excess of demand
            deposit cash             208,243             --                --               --                --                --
Other accrued expenses               145,353          173,811           168,454           27,356            59,153            64,674
                                   1,583,125        9,055,434         1,214,800           38,256           432,420           783,130
Total Net Assets                $173,814,722    $ 226,971,782     $ 243,704,658     $ 12,897,028     $  47,710,365     $ 108,165,304

Net Assets Consist Of:
Paid in capital                 $156,663,356    $ 217,547,979     $ 187,314,772     $ 11,095,121     $  37,866,609     $  94,442,913
Undistributed net investment
income (loss)                           --               --                --               --                --               (752)

Accumulated net realized gain
(loss) on investments and
futures transactions
                                   6,057,118        5,343,105          (194,216)          40,931          (191,967)          226,575
Net unrealized appreciation
(depreciation) of investments
and futures contracts
                                  11,094,248        4,080,698        56,584,102        1,760,976        10,035,723        13,496,568
Total Net Assets                $173,814,722    $ 226,971,782     $ 243,704,658     $ 12,897,028     $  47,710,365     $ 108,165,304

Investor Class

Net Assets                       $171,901,064    $ 224,933,823     $ 241,814,217     $ 12,311,043     $  46,309,175     $107,139,965
Shares Outstanding                  8,933,406       10,801,951        11,640,044        1,015,803         2,461,335        5,332,849
Net Asset Value, Offering
Price and Redemption
Price Per Share                  $      19.24    $       20.82     $       20.77     $      12.12     $       18.81     $     20.09

Institutional Class

Net Assets                       $       --      $        --       $        --       $       --       $        --       $        --
Shares Outstanding                       --               --                --               --                --                --

Net Asset Value, Offering
Price and Redemption Price
Per Share                        $       --      $        --       $        --       $       --       $        --       $        --

Class A

Net Assets                       $    794,763    $   1,103,841     $     717,063     $    244,229     $     712,564     $   397,975
Shares Outstanding                     41,482           53,370            34,783           20,196            37,907          19,836

Net Asset Value, Offering Price
and Redemption Price Per Share   $      19.16    $       20.68     $       20.62     $      12.09     $       18.80     $     20.06
Maximum Sales Charge                     5.25%            5.25%             5.25%            5.25%             5.25%          5.25%
Maximum Offering Price
Per Share                        $      20.22    $       21.83     $       21.76     $      12.76     $       19.84     $     21.17

Class M

Net Assets                         $  1,118,895    $     934,118     $   1,173,378     $    341,756     $     688,626     $627,364
Shares Outstanding                       58,850           45,534            57,350           28,389            36,613       31,262
Net Asset Value, Offering Price
and Redemption Price Per Share     $      19.01    $       20.51     $       20.46     $      12.04     $       18.81     $  20.07

Maximum Sales Charge                       1.00%            1.00%             1.00%            1.00%             1.00%        1.00%
Maximum Offering Price Per Share   $      19.20    $       20.72     $       20.67     $      12.16     $       19.00     $  20.27






                                        Transamerica
                                         Premier          Premier          Premier
                                      High Yield             Bond     Cash Reserve
                                            Fund             Fund             Fund

Assets
Investments, at cost

                                   $  94,938,055    $  19,943,561     $137,000,526

Investments, at value

                                   $  84,973,294    $  19,824,674     $137,000,526

Cash
                                         871              878              450
Receivables:
  Dividends and interest
                                1,791,214          263,843           96,465
  Securities sold
                                     --            420,313             --

  Fund shares sold
                                  317,695          109,718        1,387,889

  Reimbursement from administrat
                                   2,565            3,141           41,065

Prepaid expenses and other asset
                                    1,374            2,779            7,896
                                $87,087,013    $  20,625,346     $138,534,291
Liabilities
Payables:

   Securities purchased
                                     --               --               --
   Fund shares redeemed
                                  3,191              988          259,762
   Advisory fees
                                   39,901           10,305           42,909
   Directors' fees
                                    1,037              241            1,873
   Distribution fees                  338            4,353              735
   Variation margin                  --               --               --
Disbursement in excess of demand
            deposit cash                  --               --               --
Other accrued expenses                  50,932           26,138           67,807
                                        95,399           42,025          373,086
Total Net Assets                 $  86,991,614    $  20,583,321     $138,161,205

Net Assets Consist Of:
Paid in capital                  $ 102,216,543    $  20,878,623     $138,161,205
Undistributed net investment
income (loss)                           63,920            7,615             --

Accumulated net realized gain
(loss) on investments and
futures transactions
                                    (5,324,088)        (184,030)            --
Net unrealized appreciation
(depreciation) of investments
and futures contracts
                                    (9,964,761)        (118,887)            --
Total Net Assets                 $  86,991,614    $  20,583,321     $138,161,205

Investor Class

Net Assets                        $   1,607,064    $  20,200,297     $136,277,711
Shares Outstanding                      192,537        2,047,182      136,277,711
Net Asset Value, Offering
Price and Redemption
Price Per Share                   $        8.35    $        9.87     $       1.00

Institutional Class

Net Assets                        $  85,384,550    $        --       $       --
Shares Outstanding                   10,283,624             --               --

Net Asset Value, Offering
Price and Redemption Price
Per Share                         $        8.30    $        --       $       --

Class A

Net Assets                                   $-    $     261,264     $  1,286,156
Shares Outstanding                         --             26,491        1,286,156

Net Asset Value, Offering Price
and Redemption Price Per Share    $        --      $        9.86     $       1.00

Maximum Sales Charge                       --               4.75%            --
Maximum Offering Price
Per Share                         $        --      $       10.35     $       --

Class M

Net Assets                          $        --      $     121,760     $    597,338
Shares Outstanding                           --             12,326          597,338
Net Asset Value, Offering Price
and Redemption Price Per Share      $        --      $        9.88     $       1.00

Maximum Sales Charge                         --               1.00%            --
Maximum Offering Price Per Share    $        --      $        9.98              $--



See notes to financial statements TRANSAMERICA PREMIER FUNDS 2000 ANNUAL REPORT page STATEMENTS OF OPERATIONS For the year ended December 31, 2000


                                Transamerica             Transamerica   Transamerica        Transamerica
                                Premier                      Premier          Premier         Premier
                                Aggressive             Small Company           Equity           Value
                                Growth Fund                     Fund             Fund            Fund

Investment Income
Interest income                    $     84,814     $     141,831    $     190,798     $     9,643
Dividend income                         320,766*          409,788          407,932*         34,232*
Total Income                            405,580           551,619          598,730          43,875

Expenses

Investment adviser fee                1,980,078         3,036,240        2,566,866          86,722
Transfer agent fees:
         Investor class                 303,953           269,803          267,555          38,178
         Institutional class                 __                __               __            --
         Class A                         23,122            24,049           22,502          23,099
         Class M                         25,600            25,209           25,318          24,725
Distribution fees:
         Investor class                 577,669           888,332          751,111          27,950
         Class A                          3,381             3,613            2,497             625
         Class M                          5,500             5,233            4,956           1,226
Custodian fees                           95,414           137,251          113,410          33,912
Registration fees                        49,386            94,138           43,396          27,870
Audit fees                               22,874            38,382           29,153           1,423
Printing                                 26,799            33,440           37,387           4,893
Directors' fees and expenses             11,065            17,254           14,083             585
Other expenses                            7,887             5,130            6,055             168
Total expenses before waiver
        and reimbursement             3,132,728         4,578,074        3,884,289         271,376
Reimbursed expenses and
        waived fees                     (59,367)          (59,646)         (57,460)       (131,711)
Net Expenses                          3,073,361         4,518,428        3,826,829         139,665

Net Investment Income (Loss)         (2,667,781)       (3,966,809)      (3,228,099)        (95,790)
Net Realized and Unrealized
   Gain (Loss) on Investments
Net realized gain (loss) on
   investments and
    futures contracts                53,135,727        85,735,990       64,082,388         704,196
Change in net unrealized
appreciation (depreciation)
of investments and
futures contracts                   (90,870,847)     (172,699,645)    (101,152,971)        380,969
Net Realized and Unrealized
    Gain (Loss) on Investments      (37,735,120)      (86,963,655)     (37,070,583)      1,085,165
Net Increase (Decrease)
  in Net Assets Resulting
        From Operations            $(40,402,901)    $ (90,930,464)   $ (40,298,682)    $   989,375

* Net of foreign withholding taxes, the amounts that were withheld in the Aggressive Growth, Equity, Value, and Index Funds were $3,678, $3,859, $76, and
$2,258 respectively. See notes to financial statements

Investment Income                       Transamerica  Transamerica  Transamerica
Interest income                         Premier         Premier        Premier                 Premier       Premier
Dividend income                           Index        Balanced     High Yield                    Bond    Cash Reserve
Total Income                               Fund            Fund           Fund                    Fund          Fund

Expenses
                                       $   417,579     $ 2,143,936    $ 7,892,253             $ 1,377,505    $9,390,871
Investment adviser fee                     495,693*        320,129        342,500                    --            --
Transfer agent fees:                       913,272       2,464,065      8,234,753               1,377,505     9,390,871
         Investor class
         Institutional class
         Class A
         Class M                           149,493         588,859        472,464                 107,172       512,596
Distribution fees:
         Investor class                    102,785          72,766         33,088                  35,281       147,255
         Class A                              --              --           28,016                    --            --
         Class M                            22,938          23,041           --                    23,028        23,501
Custodian fees                              24,998          24,758           --                    24,238        25,314
Registration fees
Audit fees                                  48,834         194,564          4,275                  43,961          --
Printing                                     2,067           1,168           --                       680         4,979
Directors' fees and expenses                 2,434           2,130           --                       501         2,065
Other expenses                             121,385          55,800         50,873                  38,595        93,549
Total expenses before waiver                29,883          50,394         17,688                  31,903        46,149
        and reimbursement                    5,023          11,384          8,726                   1,997        20,249
Reimbursed expenses and                      5,214           8,940          9,292                   2,124        14,659
        waived fees                          2,300           3,941          3,193                     813         6,690
Net Expenses                                 4,971           1,231          2,103                     309         4,430

Net Investment Income (Loss)               522,325       1,038,976        629,718                 310,602       901,436
Net Realized and Unrealized
   Gain (Loss) on Investments              (59,778)        (67,215)       (78,079)
Net realized gain (loss) on                128,092         979,198        562,503                 232,523       372,591
   investments and
    futures contracts                      785,180       1,484,867      7,672,250               1,144,982     9,018,280
Change in net unrealized
appreciation (depreciation)
of investments and
futures contracts
Net Realized and Unrealized                354,351       8,512,840     (2,721,804)                (15,774)         --
    Gain (Loss) on Investments
Net Increase (Decrease)
  in Net Assets Resulting
        From Operations                 (5,851,981)     (4,720,692)    (6,694,980)                268,978          --

                                        (5,497,630)      3,792,148     (9,416,784)                253,204          --


                                       $(4,712,450)    $ 5,277,015    $(1,744,534)            $ 1,398,186    $9,018,280



                                                                        Transamerica Premier            Transamerica Premier
                                                                            Aggressive Growth Fund      Small Company Fund
                                                                    Year Ended       Year Ended       Year Ended    Year Ended
                                                                  December 31,      December 31,    December 31,    December 31,
                                                                          2000             1999             2000     1999
Increase (Decrease) in Net Assets
Operations

Net investment loss                                              $  (2,667,781)   $  (2,693,151)   $  (3,966,809)      $ (2,293,507)
Net realized gain on investments
and futures transactions                                            53,135,727       33,280,403       85,735,990         30,996,817
Net change in unrealized
appreciation (depreciation)
of investments                                                     (90,870,847)      54,492,477     (172,699,645)       130,364,462
Net increase (decrease) in net
assets resulting from operations                                   (40,402,901)      85,079,729      (90,930,464)       159,067,772
Dividends/Distributions to
 Shareholders Net investment income:

                  Investor class                                          --               --               --                 --
                  Institutional class                                     --               --               --                 --
                  Class A                                                 --               --               --                 --
                  Class M                                                 --               --               --                 --
         Net realized gains:
                  Investor class                                   (65,525,919)      (6,270,729)     (84,884,391)       (66,887,643)
                  Institutional class                                     --               --               --                 --
                  Class A                                             (267,298)         (19,628)        (260,134)           (59,588)
                  Class M                                             (388,559)         (14,494)        (325,449)           (40,385)

Net decrease in net assets
esulting from distributions                                        (66,181,776)      (6,304,851)     (85,469,974)       (67,396,302)
Fund Share Transactions                                             42,307,324      (18,178,491)      56,379,497          1,819,637
Net increase (decrease)
in net assets                                                      (64,277,353)      60,596,387       (120,020,941)      137,602,313
Net Assets

Beginning of year                                                  238,092,075      177,495,688      346,992,723         209,390,410
End of year1                                                     $ 173,814,722    $ 238,092,075      $226,971,782      $346, 992,723

1Includes undistributed net
investment income (loss) of:                                     $        --      $        --      $        --         $        --






                                                     Transamerica Premier
                                                          Equity Fund
                                                      Year Ended       Year Ended
Increase (Decrease) in Net Assets                     December 31,     December 31,
Operations                                             2000             1999

Net investment loss
Net realized gain on investments
and futures transactions                                $  (3,228,099)   $  (3,518,585)
Net change in unrealized
appreciation (depreciation)                                64,082,388       12,432,764
of investments
Net increase (decrease) in net
assets resulting from operations                         (101,152,971)      75,670,336
Dividends/Distributions to
 Shareholders Net investment income:                      (40,298,682)      84,584,515

                  Investor class
                  Institutional class
                  Class A                                        --               --
                  Class M                                        --               --
         Net realized gains:                                     --               --
                  Investor class                                 --               --
                  Institutional class
                  Class A                                  (9,085,058)
                  Class M                                        --               --
                                                             (191,490)         (14,664)
Net decrease in net assets                                   (317,169)         (15,397)
esulting from distributions
Fund Share Transactions
Net increase (decrease)                                    (9,115,119)
in net assets                                              26,746,775      (41,137,350)
Net Assets
                                                           (80,948,209)      34,332,046
Beginning of year
End of year1
                                                           324,652,867      290,320,821
1Includes undistributed net                             $ 243,704,658    $ 324,652,867
investment income (loss) of:

                                                         $        --      $        --





See notes to financial statements
TRANSAMERICA PREMIER FUNDS  2000 ANNUAL REPORT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                        Transamerica Premier            Transamerica Premier
                                                                            Value Fund                      Index Fund
                                                                    Year Ended       Year Ended       Year Ended    Year Ended
                                                                  December 31,      December 31,    December 31,    December 31,
                                                                          2000             1999             2000     1999
Increase (Decrease) in Net Assets
Operations

Net investment income (loss)                                         $(95,790)      $(81,214)           $785,180      $725,690
Net realized gain on investments and futures transactions             704,196        770,852             354,351     1,227,087
Net change in unrealized appreciation (depreciation) of investments and futures transactions
                                                                      380,969        (53,279)         (5,851,981)     6,449,700
Net increase (decrease) in net assets resulting from operations       989,375        636,359          (4,712,450)     8,402,477
Dividends/Distributions to Shareholders Net investment income:

                  Investor class                                        -               -               (767,146)     (718,647)
                  Institutional class                                   -               -                   -             -
                  Class A                                               -               -                (10,034)       (5,730)
                  Class M                                               -               -                 (8,026)       (1,367)
         Net realized gains:
                  Investor class                                      (453,210)         -               (756,201)      (1,684,598)
                  Institutional class                                   -               -                   -             -
                  Class A                                             (8,746)           -                (11,479)       (16,669)
                  Class M                                            (13,046)           -                (11,390)        (4,977)
Net decrease in net assets resulting from distributions             (475,002)           -             (1,564,276)     (2,431,988)
Fund Share Transactions                                             2,967,621         (335,156)        2,925,586        8,746,026
Net increase (decrease) in net assets                               3,481,994         301,203         (3,351,140)       14,716,515
Net Assets

Beginning of year                                                   9,415,034         9,113,831         51,061,505       36,344,990
End of year1                                                      $12,897,028       $9,415,034        $47,710,365      $51,061,505

1Includes undistributed net investment loss of:                    $       -        $      -            $    -        $        -



                                                                        Transamerica Premier
                                                                         Balanced Fund
                                                                         Year Ended       Year Ended
Increase (Decrease) in Net Assets                                        December 31,     December 31,
Operations                                                                2000             1999

Net investment income (loss)
Net realized gain on investments and futures transactions
Net change in unrealized appreciation (depreciation) of investment        $1,484,867        $1,131,140
and futures transactions                                                   8,512,840         4,819,176

Net increase (decrease) in net assets resulting from operations
Dividends/Distributions to Shareholders Net investment income:             (4,720,692)       2,501,393
                                                                            5,277,015        8,451,709
                  Investor class
                  Institutional class
                  Class A                                                   (1,476,086)     (1,155,112)
                  Class M                                                         -                 -
         Net realized gains:                                                    (4,243)         (5,495)
                  Investor class                                                (5,147)         (2,016)
                  Institutional class
                  Class A                                                   (9,587,499)       (3,413,640)
                  Class M                                                         -                 -
Net decrease in net assets resulting from distributions                     (36,680)            (16,893)
Fund Share Transactions                                                     (60,950)             (7,161)
Net increase (decrease) in net assets                                     (11,170,605)       (4,600,317)
Net Assets                                                                 49,131,709         (846,647)
                                                                           43,238,119        3,004,745
Beginning of year
End of year1
                                                                            64,927,185        61,922,440
1Includes undistributed net investment loss of:                             $108,165,304      $64,927,185

                                                                            $    (752)      $    (143)



See notes to financial statements


                                                                        Transamerica Premier            Transamerica Premier
                                                                         High Yield Bond Fund               Bond Fund
                                                                    Year Ended       Year Ended       Year Ended    Year Ended
                                                                  December 31,      December 31,    December 31,    December 31,
                                                                          2000             1999             2000     1999




Increase (Decrease) in Net Assets
Operations

Net investment income                                           $ 7,672,250         $6,988,146        $ 1,144,982     $ 1,005,682
Net realized loss on investments and futures transactions        (2,721,804)        (1,881,329)       (15,774)          (160,323)
Net change in unrealized appreciation (depreciation) of
investments                                                     (6,694,980)      (1,133,560)            268,978         (866,339)
Net increase (decrease) in net assets resulting from operations (1,744,534)      3,973,257            1,398,186         (20,980)
Dividends/Distributions to Shareholders Net investment income:

                  Investor class                                (146,784)         (169,095)           (1,126,985)      (998,717)
                  Institutional class                          (7,523,343)       (6,866,482)            -                  -
                  Class A                                           -                   -               (12,563)        (7,776)
                  Class M                                           -                   -               (5,336)          (663)
         Net realized gains:
                  Investor class                                    -                (60)                   -           (115,604)
                  Institutional class                               -              (2,883)                  -               -
                  Class A                                           -                   -                   -             (927)
                  Class M                                           -                   -                   -             (251)
Net decrease in net assets resulting from distributions        (7,670,127)      (7,038,520)             (1,144,884)    (1,123,938)
Fund Share Transactions                                        17,637,535       9,017,222                 3,314,205      818,215

Net increase (decrease) in net assets                           8,222,874         5,951,959             3,567,507       (326,703)
Net Assets

Beginning of year                                               78,768,740       72,816,781             17,015,814      17,342,517

End of year1                                                    $86,991,614      $78,768,740            $20,583,321     $17,015,814

1Includes undistributed net investment income of:             $   63,920        $  51,048               $  7,615          $   -




                                                                             Transamerica Premier
                                                                             Cash Reserve Fund
                                                                          Year Ended       Year Ended
                                                                          December 31,     December 31,
Increase (Decrease) in Net Assets                                          2000             1999
Operations

Net investment income
Net realized loss on investments and futures transactions
Net change in unrealized appreciation (depreciation) of
investments
Net increase (decrease) in net assets resulting from operations
Dividends/Distributions to Shareholders Net investment income:             $ 9,018,280        $ 4,957,367
                                                                               -                     -
                  Investor class
                  Institutional class                                          -                     -
                  Class A                                                    9,018,280        4,957,367
                  Class M
         Net realized gains:
                  Investor class                                             (8,915,052)       (4,918,811)
                  Institutional class                                                -               -
                  Class A                                                    (82,857)            (37,319)
                  Class M                                                    (20,371)             (1,237)
Net decrease in net assets resulting from distributions
Fund Share Transactions                                                         -                    -
                                                                                 -                   -
Net increase (decrease) in net assets                                            -                   -
Net Assets                                                                       -                   -
                                                                              (9,018,280)      (4,957,367)
Beginning of year                                                            (28,062,424)      89,954,730

End of year1                                                                   (28,062,424)      89,954,730

1Includes undistributed net investment income of:
                                                                              166,223,629          76,268,899

                                                                              $138,161,205       $166,223,629

                                                                               $        -        $       -


See notes to financial statements TRANSAMERICA PREMIER FUNDS 2000 ANNUAL REPORT page FINANCIAL HIGHLIGHTS The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                       Transamerica Premier Aggressive Growth Fund
                                                        Investor Class
                      Year Ended        Year Ended       Year Ended        Period Ended
                      December 31,     December 31,      December 31,     December 31,
                          2000            1999              1998             1997*
Net Asset Value

Beginning of period    $ 33.55          $ 22.42           $ 12.18          $ 10.00
Operations

Net investment loss1    (0.39)a         (0.33)a            (0.04)           (0.03)
Net realized and
unrealized gain (loss)
on investments           (4.35)         12.37               10.28            2.21
Total from investment
operations              (4.74)          12.04               10.24            2.18
Dividends/Distributions
 to Shareholders
Net investment income      -              -                   -               -
Net realized gains on
  investments           (9.57)          (0.91)                -               -
Total
dividends/distributions (9.57)          (0.91)                -               -
Net Asset Value
End of period           $19.24          $33.55             $22.42         $12.18

Total Return2           (18.60%)        54.25%              84.07%         21.80%

Ratios and Supplemental Data Expenses to average net assets:

After reimbursement
/fee waiver             1.32%           1.39%             1.40%           1.40%_
Before reimbursement
/fee waiver             1.32%           1.39%             1.60%           2.08%_
Net investment loss,
after reimbursement
/fee waiver           (1.14%)           (1.30%)          (0.92%)        (0.59%)_

Portfolio turnover
rate                    65%             80%                 32%            17%
Net assets, end of
period (in thousands) $171,901          $236,741        $177,493        $12,780

_        Annualized




                             Transamerica Premier Small Company Fund
                                             Investor Class
                          Year Ended       Year Ended        Year Ended       Period Ended
                         December 31,      December 31,      December 31,     December 31,
                             2000            1999               1998               1997*
Net Asset Value

Beginning of period           $ 38.95             $ 21.99         $ 12.49          $ 10.00
Operations

Net investment loss1           (0.44)a            (0.29)a         (0.02)            (0.02)
Net realized and
unrealized gain (loss)
on investments                 (7.70)             20.29           9.93               2.51
Total from investment
operations                     (8.14)             20.00           9.91               2.49
Dividends/Distributions
 to Shareholders
Net investment income             -                 -               -                  -
Net realized gains on
  investments                  (9.99)             (3.04)          (0.41)               -
Total
dividends/distributions        (9.99)             (3.04)          (0.41)               -
Net Asset Value
End of period                  $20.82             $38.95          $ 21.99          $ 12.49

Total Return2                  (26.00%)           93.99%            80.27%           24.90%

Ratios and Supplemental Data Expenses to average net assets:

After reimbursement
/fee waiver                1.26%           1.34%           1.40%             1.40%_
Before reimbursement
/fee waiver                1.26%           1.34%           1.59%             2.12%_
Net investment loss,
after reimbursement
/fee waiver              (1.11%)           (1.09%)         (0.67%)           (0.43%)_

Portfolio turnover
rate                       78%                50%             26%              74%
Net assets, end of
period (in thousands) $224,934             $345,341         $209,388       $11,122

_        Annualized



* Inception (Investor Class) - June 30, 1997; funds commenced operations on July
1, 1997. 1 Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.39), $(0.33), $(0.05) and $(0.06) for the Aggressive Growth Fund, and $(0.44), $(0.29), $(0.03) and $(0.06) for the Small Company Fund for the periods ended December 31, 2000, 1999, 1998 and
1997, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements
         page              TRANSAMERICA PREMIER FUNDS  2000 ANNUAL REPORT
FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                              Transamerica Premier Equity Fund
                                        Investor Class

               Year Ended        Year Ended       Year Ended        Year Ended
              December 31,      December 31,     December 31,       December 31,
                2000               1999             1998                1997

Net Asset Value

Beginning of
period        $ 31.96           $ 24.78           $ 18.53           $  12.65
Operations

Net investment
loss1         (0.34)a           (0.29)a             (0.15)              (0.04)
Net realized
and unrealized
gain (loss)
on investments (3.42)           8.40                  6.42              6.05
Total from
investment
operations     (3.76)           8.11                 6.27               6.01
Dividends/Distributions
    to Shareholders

Net investment
income          -                 -                     -                 -
Net realized gains
 on investments (7.43)          (0.93)               (0.02)             (0.13)
-
Total dividends
/distributions  (7.43)          (0.93)               (0.02)             (0.13)
Net Asset Value
End of period  $20.77           $31.96               $24.78             $18.53

Total Return2 (13.81%)          33.26%                33.85%            47.51%

Ratios and Supplemental Data Expenses to average net assets:

After reimbursement
/fee waiver  1.26%               1.30%                1.42%             1.49%

Before reimbursement
/fee waiver  1.26%              1.30%                   1.42%           1.51%

Net investment income (loss),
 after reimbursement/fee waiver
             (1.07%)            (1.07%)                 (0.96%)         (0.71%)
Portfolio turnover rate
              40%               42%                      59%               13%
Net assets,
end of period
(in thousands)$241,814           $323,538               $290,318        $111,567

       Annualized



                                      Transamerica Premier Value Fund
                                              Investor Class

                        Year Ended        Year Ended       Year Ended        Period Ended
                        December 31,      December 31,     December 31,      December 31,
                          1996               2000             1999                1998*

Net Asset Value

Beginning of
period              $ 9.82            $ 11.37            $10.59               $10.00
Operations

Net investment
loss1                 (0.06)          (0.10)a         (0.10)a                 -
Net realized
and unrealized
gain (loss)
on investments        2.91            1.32            0.88                    0.62
Total from
investment
operations            2.85            1.22            0.78                    0.62
Dividends/Distributions
    to Shareholders

Net investment
income                  (0.02)            -               -                     (0.03)
Net realized gains
 on investments           -            (0.47)            -
-
Total dividends
/distributions         (0.02)          (0.47)             -                    (0.03)
Net Asset Value
End of period          $12.65          $12.12          $11.37                  $10.59

Total Return2         29.07%          10.72%          7.37%                   6.19%

Ratios and Supplemental Data Expenses to average net assets:

After reimbursement
/fee waiver           1.50%           1.20%          1.20%                    1.20%_

Before reimbursement
/fee waiver           1.95%           1.82%           1.96%                   2.21%_

Net investment income (loss),
 after reimbursement/fee waiver
                     (0.66%)         (0.82%)         (0.90%)               (0.04%)_
Portfolio turnover rate
                         60%             52%             87%                  72%
Net assets,
end of period
(in thousands)         $30,454        $12,311         $9,256                $9,111_

       Annualized


* Inception (Investor Class) - March 31, 1998; fund commenced operations on
April 1, 1998. 1 Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.34), $(0.29), $(0.15), $(0.04) and $(0.10) for the Equity Fund for the years ended December 31, 2000, 1999, 1998,
1997 and 1996, respectively, and $(0.18), $(0.18) and $(0.08) for the Value Fund for the periods ended December 31, 2000, 1999 and 1998, respectively. 2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.

a        Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.
See notes to financial statements
TRANSAMERICA PREMIER FUNDS  2000 ANNUAL REPORT   page
                                                                Transamerica Premier Index Fund
                                                                        Investor Class

                                    Year Ended       Year Ended        Year Ended       Year Ended        Year Ended
                                    December 31,     December 31,      December 31,     December 31,      December 31,
                                        2000             1999              1998              1997              1996
Net Asset Value
Beginning of period                  $  21.39           $ 18.63           $ 15.49          $11.96           $ 10.59
Operations

Net investment income1                  0.33a             0.34a             0.37             0.32              0.27
Net realized and unrealized gain
 (loss) on investments                 (2.27)              3.47             3.98             3.60              2.06
Total from investment operations       (1.94)              3.81             4.35             3.92              2.33
Dividends/Distributions to Shareholders
Net investment income                  (0.32)             (0.30)           (0.37)           (0.32)            (0.33)
Net realized gains on investments      (0.32)             (0.75)           (0.84)           (0.07)            (0.63)
Total dividends/distributions          (0.64)             (1.05)           (1.21)           (0.39)            (0.96)
Net Asset Value End of period         $18.81             $21.39           $18.63            $15.49           $11.96

Total Return                          (9.15%)             20.65%           28.45%           33.14%            22.33%

Ratios and Supplemental Data Expenses to average net assets:

After reimbursement/fee waiver         0.25%              0.25%            0.25%             0.25%             0.35%
Before reimbursement/fee waiver        0.92%              0.99%            1.14%             1.57%             2.29%
Net investment income, after
reimbursement/fee waiver               1.58%              1.67%            2.26%             2.31%             2.48%

Portfolio turnover rate                 18%                 22%             32%               11%               94%
Net assets, end of period (in thousands) $46,309        $50,374           $36,342           $23,992          $10,814

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.19, $0.19, $0.22, $0.14 and $0.06 for the Index
Fund for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

a Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements
See notes to financial statements
         page              TRANSAMERICA PREMIER FUNDS  2000 ANNUAL REPORT
FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                        Transamerica Premier Balanced Fund
                                                                 Investor Class

                                    Year Ended       Year Ended        Year Ended       Year Ended        Year Ended
                                   December 31,     December 31,      December 31,     December 31,      December 31,
                                        2000            1999              1998             1997              1996
Net Asset Value
Beginning of period                 $  20.50         $ 19.24            $ 15.54         $ 11.57         $ 10.23
Operations

Net investment income1                 0.42a            0.35a             0.23            0.11             0.14
Net realized and unrealized
gain on investments                    1.59             2.43              4.31            3.97              1.40

Total from investment operatio         2.01             2.78              4.54            4.08              1.54
Dividends/Distributions to Shareholders
Net investment income                   (0.28)          (0.37)           (0.22)         (0.11)             (0.20)
Net realized gains on investments       (2.14)           (1.15)         (0.62)            -                   -
Total dividends/distributions           (2.42)           (1.52)         (0.84)            (0.11)            (0.20)
Net Asset Value
End of period                           $ 20.09         $ 20.50         $19.24          $15.54            $11.57

Total Return                              9.89%           14.81%        29.30%          35.38%            15.28%

Ratios and Supplemental Data Expenses to average net assets:

After reimbursement/fee waiver          1.24%            1.31%          1.43%           1.45%           1.45%
Before reimbursement/fee waiver         1.24%            1.31%          1.43%           1.62%           1.94%
Net investment income, after
reimbursement/fee waiver               1.89%             1.76%          1.60%           0.83%           1.34%

Portfolio turnover rate                  96%               61%            32%             23%           19%
Net assets, end of
period (in thousands)                $107,140           $64,448         $61,920         $26,799         $16,041

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.42, $0.35, $0.23, $0.09 and $0.09 for the Balanced
Fund for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

a Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

                                 Transamerica Premier High Yield Bond Fund
                                         Investor Class
                Year Ended      Year Ended       Period Ended      Year Ended
                December 31,    December 31,     December 31,      December 31,
                   2000            1999            1998*               2000
Net Asset Value

Beginning of
period           $ 9.29         $ 9.63          $10.00               $ 9.73
Operations

Net investment income1
                  0.77             0.79            0.73                 0.62
Net realized and
unrealized gain
(loss) on investments
                 (0.93)         (0.27)           (0.68)                 0.14
Total from investment
operations        (0.16)         0.52              0.05                 0.76
Dividends/Distributions
to Shareholders
Net investment
income            (0.78)        (0.86)            (0.41)                (0.62)
Net realized gains
on investments       -            -               (0.01)                  -
Total dividends
/distributions    (0.78)        (0.86)            (0.42)                (0.62)
Net Asset Value
End of period    $ 8.35        $ 9.29           $ 9.63                  $9.87

Total Return2   (2.01%)         5.43%             0.58%                 8.10%

Ratios and Supplemental Data Expenses to average net assets:

After reimbursement
/fee waiver      0.90%          0.90%             0.90%_                1.30%

Before reimbursement
/fee waiver       3.54%         3.60%              6.50%_               1.40%

Net investment income, after
reimbursement
/fee waiver       8.67%         8.94%             23.97%_               6.41%
Portfolio
turnover rate       57%           30%               22%                 461%
Net assets, end of
period (in thousands)$1,607     $1,610            $1,402              $20,200

_        Annualized





                                                Transamerica Premier Bond Fund
                                                        Investor Class
                                            Year Ended     Year  Ended    Year Ended     Year Ended
Net Asset Value                            December 31,    December 31,   December 31,   December 31,
                                               1999            1998           1997          1996
Beginning of
period
Operations
                                             $10.41          $ 10.19        $ 9.86        $10.37
Net investment income1

Net realized and
unrealized gain                                0.58             0.61          0.62         0.56
(loss) on investments

Total from investment
operations                                    (0.60)            0.33          0.33        (0.46)
Dividends/Distributions
to Shareholders                               (0.02)            0.94          0.95          0.10
Net investment
income
Net realized gains
on investments                                (0.59)            (0.61)        (0.62)       (0.61)
Total dividends
/distributions                                (0.07)            (0.11)          -             -
Net Asset Value
End of period                                 (0.66)            (0.72)         (0.62)    (0.61)

Total Return2                                $ 9.73             $ 10.41       $ 10.19   $  9.86

Ratios and Supplemental Data                  (0.22%)           9.58%           9.99%    1.16%
Expenses to average net assets:

After reimbursement
/fee waiver
                                                1.30%           1.30%           1.30%     1.30%
Before reimbursement
/fee waiver
Net investment income, after                    1.47%           1.47%           1.64%    1.81%
reimbursement
/fee waiver
Portfolio
turnover rate                                   5.82%           5.94%           6.25%    5.66%
Net assets, end of
period (in thousands)                           301%            165%            99%         7%

_        Annualized                             $16,833         $17,340         $14,236    $12,553



* Inception (Investor Class) - June 30, 1998; fund commenced operations on July
1, 1998. 1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.55, $0.55 and $0.56 for the High
Yield Bond Fund for the periods ended December 31, 2000, 1999 and 1998, respectively, and $0.62, $0.57, $0.59, $0.58 and $0.50 for the Bond Fund for the years December 31, 2000, 1999, 1998, 1997 and 1996, respectively. 2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.

See notes to financial statements


         page              TRANSAMERICA PREMIER FUNDS  2000 ANNUAL REPORT
FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                Transamerica Premier Cash Reserve Fund
                                                Investor Class
                  Year Ended        Year Ended       Year Ended      Year Ended
              December 31,      December 31,     December 31,        December 31,
                2000                 1999             1998              1997
Net Asset Value

Beginning of period  $1.00        $1.00              $1.00              $ 1.00
Operations

Net investment income1 0.06        0.05               0.05                0.05
Net realized and
unrealized loss
on investments         -             -                  -                    -
Total from
investment operations  0.06         0.05                0.05               0.05
Dividends/Distributions
    to Shareholders

Net investment income (0.06)       (0.05)               (0.05)            (0.05)
Net realized gains
on investments           -           -                     -                 -

Total dividends
/distributions         (0.06)      (0.05)               (0.05)             (0.05)
Net Asset Value
End of period       $  1.00     $   1.00                $1.00            $  1.00

Total Return2          6.34%        5.05%                5.45%              5.48%

Ratios and Supplemental Data Expenses to average net assets:

After reimbursement
/fee waiver            0.25%       0.25%                0.25%               0.25%

Before reimbursement
/fee waiver           0.57%        0.66%                0.73%               0.95%

Net investment
income, after reimbursement
/fee waiver           6.16%        4.97%                5.29%               5.35%
Portfolio turnover
rate                    -            -                    -                    -
Net assets, end of
period (in thousands) $136,278    $165,301              $76,267             $51,246

_        Annualized





                  Transamerica Premier High Yield Bond Fund
                           Institutional Class
                        Year Ended        Year Ended    Year Ended        Period Ended
                    December 31,      December 31,     December 31,      December 31,
                           1996               2000              1999          1998*
Net Asset Value

Beginning of period           $1.00              $ 9.25       $   9.61            $10.00
Operations

Net investment income1           0.05               0.81           0.88              0.42
Net realized and
unrealized loss
on investments                    -               (0.96)          (0.36)           (0.38)
Total from
investment operations            0.05             (0.15)           0.52             0.04
Dividends/Distributions
    to Shareholders

Net investment income       (0.05)             (0.80)         (0.88)           (0.42)
Net realized gains
on investments                 -                  -               -            (0.01)

Total dividends
/distributions               (0.05)            (0.80)         (0.88)           (0.43)
Net Asset Value
End of period               $1.00            $ 8.30         $ 9.25            $ 9.61

Total Return2                 5.34%            (1.88%)         5.50%             0.51%

Ratios and Supplemental Data Expenses to average net assets:

After reimbursement
/fee waiver                0.25%            0.65%           0.65%           0.65%_

Before reimbursement
/fee waiver                1.09%            0.68%            0.69%          0.80%_

Net investment
income, after reimbursement
/fee waiver                  5.21%           8.94%              9.10%         8.81%_
Portfolio turnover
rate                           -                57%              30%            22%
Net assets, end of
period (in thousands)       $32,041            $85,385         $77,159       $71,415

_        Annualized



* Inception (Institutional Class) - June 30, 1998; fund commenced operations on
July 1, 1998. 1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.06, $0.05, $0.05, $0.05 and $0.04 for the Cash Reserve Fund for the years ended December 31, 2000, 1999, 1998,
1997 and 1996, respectively and $0.80, $0.87 and $0.41 for the High Yield Bond
Fund for the periods ended December 31, 2000, 1999 and 1998, respectively. 2
Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.

See notes to financial statements
TRANSAMERICA PREMIER FUNDS  2000 ANNUAL REPORT   page
                                Transamerica Premier Aggressive Growth Fund             Transamerica Premier Small Company Fund
                                                Class A                                                  Class A
                           Year Ended       Year Ended        Period Ended              Year Ended       Year Ended     Period Ended
                        December 31,     December 31,         December 31,             December 31,     December 31,    December 31,
                            2000              1999               1998*                     2000             1999             1998*
Net Asset Value
Beginning of period     $33.49           $22.41                 $17.55                  $38.87               $21.99          $17.20
Operations
Net investment loss1    (0.45)a          (0.37)a                (0.11)                  (0.52)a               (0.35)a         (0.08)
Net realized and
unrealized gain (loss)
on investments          (4.31)           12.36                  4.97                    (7.68)                  20.27           4.87
Total from investment
operations              (4.76)           11.99                  4.86                    (8.20)                  19.92           4.79
Dividends/Distributions to Shareholders
Net investment income      -               -                      -                        -                     -              -
Net realized gains on
investments              (9.57)         (0.91)                    -                     (9.99)                  (3.04)          -
Total dividends
/distributions           (9.57)         (0.91)                    -                     (9.99)                  (3.04)          -
Net Asset Value
End of period           $19.16          $33.49                  $22.41                  $20.68                  $38.87        $21.99

Total Return2           (18.71%)        54.09%                  27.69%                  (26.21%)                93.63%        27.85%

Ratios and Supplemental Data Expenses to average net assets:

After reimbursement
/fee waiver              1.50%          1.50%                   1.50%_                  1.50%                   1.50%         1.50%_
Before reimbursement
/fee waiver              4.44%          8.63%                   2091.85%_               4.27%                   9.86%      2146.03%_

Net investment (loss),
after reimbursement
/fee waiver             (1.33%)         (1.43%)                 (1.07%)_                (1.33%)                 (1.26%)    (0.79%)_
Portfolio turnover rate    65%            80%                      32%                     78%                    50%           26%
Net assets, end of
period (in thousands)   $ 795           $  778                  $   1                   $1,104                 $1,062      $   1

_        Annualized

* Inception (Class A) - June 30, 1998; funds commenced operations on July 1,
1998.

1 Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(1.46), $(2.21) and $(221.25) for the Aggressive Growth
Fund, and $(1.63), $(2.65) and $(212.68) for the Small Company Fund for the periods ended December 31, 2000, 1999 and 1998, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. Performance shown does not include effects of any sales charges. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements
         page              TRANSAMERICA PREMIER FUNDS  2000 ANNUAL REPORT
FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                        Transamerica Premier Equity Fund        Transamerica Premier Value Fund
                                                  Class A                                       Class A
                           Year Ended       Year Ended        Period Ended      Year Ended       Year Ended     Period Ended
                        December 31,     December 31,      December 31,     December 31,        December 31,    December 31,
                            2000             1999               1998*           2000                 1999            1998*
Net Asset Value
Beginning of period         $31.88            $24.79            $22.86          $11.35              $10.59        $  9.71
Operations
Net investment loss1        (0.43)a          (0.37)a            (0.16)          (0.12)a            (0.11)a          (0.02)
Net realized and unrealized
gain (loss) on investments  (3.40)              8.39              2.09          1.33                 0.87            0.92
Total from investment
operations                   (3.83)             8.02              1.93          1.21                 0.76            0.90
Dividends/Distributions to Shareholders
Net investment income          -                  -                 -            -                      -           (0.02)
Net realized gains
on investments               (7.43)             (0.93)              -           (0.47)                  -               -
Total dividends
/distributions               (7.43)             (0.93)              -           (0.47)                  -            (0.02)
Net Asset Value
End of period                $20.62             $31.88           $24.79         $12.09               $11.35          $10.59

Total Return2                (14.06%)           32.88%            8.44%         10.65%                7.18%           9.31%

Ratios and Supplemental Data Expenses to average net assets:

After reimbursement
/fee waiver                   1.60%             1.60%           1.60%_          1.30%                   1.30%           1.30%_
Before reimbursement
/fee waiver                   5.45%             18.56%          2133.52%_       18.44%                  67.64%          2533.76%_

Net investment (loss), after
reimbursement/fee waiver     (1.39%)            (1.33%)         (1.26%)_        (0.93%)                 (0.99%)         (0.42%)_
Portfolio turnover rate         40%                42%             59%             52%                     87%             72%
Net assets, end of
period (in thousands)        $ 717              $  530          $   1           $  224                  $  87           $ 1

_        Annualized

* Inception (Class A) - June 30, 1998; funds commenced operations on July 1,
1998.

1 Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(1.64), $(5.01) and $(269.96) for the Equity Fund, and $(2.29), $(7.21) and $(116.09) for the Value Fund for the periods ended December
31, 2000, 1999 and 1998, respectively. 2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. Performance shown does not include effects of any sales charges. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements
TRANSAMERICA PREMIER FUNDS  2000 ANNUAL REPORT   page
                                        Transamerica Premier Index Fund    Transamerica Premier Balanced Fund
                                                    Class A                             Class A
                           Year Ended       Year Ended        Period Ended      Year Ended       Year Ended     Period Ended
                        December 31,     December 31,        December 31,     December 31,      December 31,   December 31,
                            2000             1999               1998*             2000              1999           1998*
Net Asset Value
Beginning of period      $21.37             $18.62              $17.59          $20.47              $19.25        $17.99
Operations
Net investment income1   0.27a               0.30a              0.19            0.35a                 0.33a         0.18
Net realized and
unrealized gain
(loss) on investments    (2.25)              3.45               1.39            1.60                  2.39          1.87
Total from investment
operations               (1.98)              3.75               1.58            1.95                  2.72          2.05
Dividends/Distributions to Shareholders
Net investment income    (0.27)             (0.25)              (0.27)          (0.22)               (0.35)         (0.17)
Net realized gains
on investments           (0.32)             (0.75)              (0.28)          (2.14)                (1.15)         (0.62)
Total dividends
/distributions           (0.59)             (1.00)              (0.55)          (2.36)                (1.50)        (0.79)
Net Asset Value
End of period            $18.80             $21.37              $18.62          $20.06                $20.47       $19.25

Total Return2            (9.33%)             20.31%             8.94%           9.57%                  14.48%        11.41%

Ratios and Supplemental Data Expenses to average net assets:

After reimbursement
/fee waiver              0.50%                0.50%             0.50%_          1.55%                   1.55%          1.55%_
Before reimbursement
/fee waiver              6.05%                8.67%             2141.94%_       10.25%                  17.18%          2068.27%_

Net investment income,
after reimbursement/fee
waiver                   1.30%                  1.47%            2.04%_         1.57%                   1.65%           1.73%_

Portfolio turnover rate    18%                  22%              32%            96%                     61%             32%
Net assets, end of period
 (in thousands)            $713                 $524            $1              $398                    $339            $1

_        Annualized

* Inception (Class A) - June 30, 1998; funds commenced operations on July 1,
1998.

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.89), $(1.36) and $(203.55) for the Index Fund, and $(1.58), $(2.79) and $(214.50) for the Balanced Fund for the periods ended
December 31, 2000, 1999 and 1998, respectively. 2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. Performance shown does not include effects of any sales charges. a Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements
         page              TRANSAMERICA PREMIER FUNDS  2000 ANNUAL REPORT
FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                Transamerica Premier Bond Fund     Transamerica Premier Cash Reserve Fund
                                                Class A                          Class A
                           Year Ended       Year Ended        Period Ended      Year Ended       Year Ended     Period Ended
                        December 31,     December 31,      December 31,     December 31,        December 31,   December 31,
                             2000               1999            1998*           2000                 1999            1998*
Net Asset Value
Beginning of period           $9.73             $10.40          $10.32          $1.00              $1.00                $1.00
Operations
Net investment income1        0.62              0.55            0.29            0.06                0.05                0.02
Net realized and unrealized
gain (loss) on investments    0.12              (0.57)          0.19            -                     -                 -
Total from investment
operations                     0.74             (0.02)          0.48            0.06                0.05                0.02
Dividends/Distributions to Shareholders
Net investment income         (0.61)            (0.58)          (0.29)          (0.06)             (0.05)               (0.02)
Net realized gains on
investments                    -                (0.07)          (0.11)          -                    -                     -
Total dividends/distributions  (0.61)           (0.65)          (0.40)          (0.06)             (0.05)               (0.02)
Net Asset Value
End of period                  $9.86            $9.73           $10.40          $1.00               $1.00               $1.00

Total Return2                  7.89%            (0.22%)         4.80%           5.97%                4.68%              2.50%

Ratios and Supplemental Data Expenses to average net assets:

After reimbursement/fee waiver  1.40%           1.40%           1.40%_          0.60%              0.60%                   0.60%_
Before reimbursement/fee waiver 16.72%          26.13%          2353.12%_        2.98%             4.78%                2413.01%_

Net investment income, after
reimbursement/fee waiver        6.32%           5.82%           5.66%_          5.84%              4.58%                 4.85%_

Portfolio turnover rate         461%            301%            165%            -                       -                       -
Net assets, end of period
(in thousands)                $ 261             $ 145           $  1            $1,286             $  819               $ 1

_        Annualized

* Inception (Class A) - June 30, 1998; funds commenced operations on July 1,
1998.

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income
(loss) per share would have been $(0.88), $(1.77) and $(120.85) for the Bond
Fund, and $0.03, $0.00 and $(12.31) for the Cash Reserve Fund for the periods ended December 31, 2000, 1999 and 1998, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. Performance shown does not include effects of any sales charges.

See notes to financial statements
TRANSAMERICA PREMIER FUNDS  2000 ANNUAL REPORT   page
                                Transamerica Premier Aggressive Growth Fund     Transamerica Premier Small Company Fund
                                                Class M                                         Class M
                           Year Ended       Year Ended        Period Ended      Year Ended       Year Ended     Period Ended
                        December 31,     December 31,      December 31,     December 31,        December 31,   December 31,
                            2000              1999              1998*           2000                1999            1998*
Net Asset Value
Beginning of period         $33.39           $22.39             $17.55          $38.74             $21.96           $17.20
Operations
Net investment loss1        (0.52)a          (0.45)a            (0.18)          (0.61)a            (0.46)a           (0.14)
Net realized and unrealized
gain (loss) on investments  (4.29)           12.36              5.02            (7.63)              20.28             4.90
Total from investment
operations                  (4.81)            11.91             4.84            (8.24)               19.82            4.76
Dividends/Distributions to Shareholders
Net investment income          -                -                 -               -                     -               -
Net realized gains on
investments                  (9.57)           (0.91)              -             (9.99)               (3.04)             -
Total dividends
/distributions               (9.57)           (0.91)              -             (9.99)               (3.04)             -
Net Asset Value
End of period                $19.01           $33.39            $22.39          $20.51               $38.74           $21.96

Total Return2                (18.93%)         53.78%            27.58%          (26.40%)             93.30%            27.67%

Ratios and Supplemental Data Expenses to average net assets:

After reimbursement
/fee waiver                   1.75%             1.75%           1.75%_          1.75%                   1.75%           1.75%_
Before reimbursement
/fee waiver                   5.13%             25.05%          1559.17%_        5.26%                  31.68%          1554.70%_

Net investment (loss), after
reimbursement/fee waiver     (1.57%)            (1.66%)         (1.32%)_        (1.59%)                 (1.50%)           (1.05%)_
Portfolio turnover rate       65%                  80%             32%             78%                    50%                26%
Net assets, end of period
(in thousands)              $1,119              $ 574           $   1           $934                    $ 590           $  1

_        Annualized

* Inception (Class M) - June 30, 1998; funds commenced operations on July 1,
1998.

1 Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(1.64), $(6.73) and $(207.97) for the Aggressive Growth
Fund, and $(1.94), $(9.61) and $(203.30) for the Small Company Fund for the periods ended December 31, 2000, 1999 and 1998, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. Performance shown does not include effects of any sales charges. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements
         page              TRANSAMERICA PREMIER FUNDS  2000 ANNUAL REPORT
FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                Transamerica Premier Equity Fund      Transamerica Premier Value Fund
                                                Class M                         Class M

                           Year Ended     Year Ended     Period Ended      Year Ended       Year Ended     Period Ended
                        December 31,     December 31,    December 31,     December 31,     December 31,    December 31,
                                2000            1999            1998*           2000            1999            1998*
Net Asset Value
Beginning of period        $31.74               $24.73          $22.86   $      11.33           $10.59          $  9.71
Operations
Net investment loss1       (0.50)a              (0.42)a         (0.25)          (0.15)a         (0.13)a           (0.05)
Net realized and unrealized
gain (loss) on investments (3.35)               8.36            2.12            1.33            0.87            0.94
Total from investment
operations                 (3.85)               7.94            1.87            1.18            0.74            0.89
Dividends/Distributions to Shareholders
Net investment income      -                    -               -               -               -               (0.01)
Net realized gains on
investments                (7.43)               (0.93)          -               (0.47)          -               -
Total dividends
/distributions             (7.43)               (0.93)          -               (0.47)          -               (0.01)
Net Asset Value
End of period              $20.46               $31.74          $24.73          $12.04          $11.33          $10.59

Total Return2             (14.19%)              32.64%          8.18%           10.40%          6.99%           9.17%

Ratios and Supplemental Data Expenses to average net assets:

After reimbursement
/fee waiver                1.85%                1.85%           1.85%_          1.55%           1.55%           1.55%_
Before reimbursement
/fee waiver                5.48%                31.24%          1618.88%_        17.36%          151.30%        1654.81%_

Net investment (loss),
after reimbursement
/fee waiver               (1.63%)               (1.51%)         (1.49%)_        (1.17%)         (1.23%)         (0.74%)_
Portfolio turnover rate     40%                   42%             59%           52%               87%              72%
Net assets, end of period
(in thousands)             $1,173               $  585          $  1            $342            $ 72            $  1

_        Annualized

* Inception (Class M) - June 30, 1998; funds commenced operations on July 1,
1998.

1 Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(1.60), $(8.59) and $(269.54) for the Equity Fund, and $(2.14), $(16.23) and $(115.93) for the Value Fund for the periods ended
December 31, 2000, 1999 and 1998, respectively. 2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. Performance shown does not include effects of any sales charges. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements
TRANSAMERICA PREMIER FUNDS  2000 ANNUAL REPORT   page
                                        Transamerica Premier Index Fund    Transamerica Premier Balanced Fund
                                                        Class M                             Class M
                           Year Ended       Year Ended        Period Ended      Year Ended       Year Ended     Period Ended
                        December 31,     December 31,      December 31,     December 31,        December 31,   December 31,
                               2000          1999                1998*             2000                 1999          1998*
Net Asset Value
Beginning of period           $21.38          $18.64            $17.59          $20.48                  $19.24          $17.99
Operations
Net investment income1         0.20a            0.25a           0.16            0.32a                   0.28a           0.14
Net realized and unrealized
gain (loss) on investments     (2.23)           3.44            1.41            1.58                    2.41            1.87
Total from investment
operations                     (2.03)           3.69            1.57            1.90                    2.69            2.01
Dividends/Distributions to Shareholders
Net investment income          (0.22)           (0.20)          (0.24)          (0.17)                  (0.30)          (0.14)
Net realized gains on
investments                    (0.32)           (0.75)          (0.28)          (2.14)                  (1.15)          (0.62)
Total dividends/distributions  (0.54)           (0.95)          (0.52)          (2.31)                  (1.45)          (0.76)
Net Asset Value
End of period                 $18.81            $21.38          $18.64          $20.07                  $20.48          $19.24

Total Return2                 (9.55%)           19.94%          8.92%           9.33%                   14.32%          11.22%

Ratios and Supplemental Data Expenses to average net assets:

After reimbursement
/fee waiver                    0.75%            0.75%           0.75%_          1.80%                   1.80%           1.80%_
Before reimbursement
/fee waiver                    9.14%            46.84%          2385.32%_       10.46%                  81.32%          2322.86%_

Net investment income, after
reimbursement/fee waiver        0.98%           1.25%           1.77%_          1.42%                   1.41%           1.48%_

Portfolio turnover rate         18%             22%             32%             96%                     61%             32%
Net assets, end of period
(in thousands)               $  689             $ 164           $ 1             $ 627                   $141            $ 1

_        Annualized

* Inception (Class M) - June 30, 1998; funds commenced operations on July 1,
1998.

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(1.53), $(9.16) and $(212.42) for the Index Fund, and $(1.62), $(15.74) and $(215.60) for the Balanced Fund for the peroids ended
December 31, 2000, 1999 and 1998, respectively. 2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. Performance shown does not include effects of any sales charges. a Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements
         page              TRANSAMERICA PREMIER FUNDS  2000 ANNUAL REPORT
FINANCIAL HIGHLIGHTS (CONCLUDED)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                              Transamerica Premier Bond Fund         Transamerica Premier Cash Reserve Fund
                                           Class M                                 Class M
                           Year Ended    Year Ended    Period Ended      Year Ended       Year Ended    Period Ended
                        December 31,    December 31,  December 31,     December 31,     December 31,    December 31,
                               2000             1999          1998*           2000              1999            1998*
Net Asset Value
Beginning of period           $9.74             $10.42          $10.32          $1.00           $1.00           $1.00
Operations
Net investment income1         0.58              0.54           0.28             0.06           0.04            0.02
Net realized and unrealized gain
(loss) on investments           0.15            (0.60)          0.21            -               -               -
Total from investment
 operations                     0.73            (0.06)          0.49            0.06            0.04            0.02
Dividends/Distributions to
Shareholders
Net investment income          (0.59)           (0.55)          (0.28)          (0.06)          (0.04)          (0.02)
Net realized gains on
investments                    -                (0.07)          (0.11)          -                -               -
Total dividends/distributions  (0.59)           (0.62)          (0.39)          (0.06)          (0.04)          (0.02)
Net Asset Value
End of period                  $9.88            $9.74           $10.42          $1.00           $1.00           $1.00

Total Return2                  7.72%            (0.56%)         4.87%           5.71%           4.46%           2.35%

Ratios and Supplemental Data Expenses to average net assets:

After reimbursement
/fee waiver                    1.65%            1.65%           1.65%_          0.85%           0.85%           0.85%_
Before reimbursement
/fee waiver                   38.93%            276.41%         2292.61%_       10.18%          116.76%         2402.67%_

Net investment income, after
reimbursement/fee waiver       6.14%            5.61%           5.42%_          5.73%           4.66%           4.61%_

Portfolio turnover rate         461%             301%           165%            -               -               -
Net assets, end of period
(in thousands)               $  122             $ 38            $  1            $ 597           $ 103           $  1

_        Annualized

* Inception (Class M) - June 30, 1998; funds commenced operations on July 1,
1998.

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(3.06), $(25.99) and $(118.62) for the Bond Fund, and $(0.03), $(1.05) and $(12.07) for the Cash Reserve Fund for the peroids ended December 31, 2000, 1999 and 1998, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. Performance shown does not include effects of any sales charges.

See notes to financial statements TRANSAMERICA PREMIER FUNDS 2000 ANNUAL REPORT page NOTES TO FINANCIAL STATEMENTS December 31, 2000 1. Significant Accounting Policies Transamerica Investors, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Company is composed of nine Funds: Transamerica Premier Aggressive Growth Fund (the "Aggressive Growth Fund") which is non-diversified, Transamerica Premier Small Company Fund (the "Small Company Fund"), Transamerica Premier Equity Fund (the "Equity Fund"), Transamerica Premier Value Fund (the "Value Fund"), Transamerica Premier Index Fund (the "Index Fund"), Transamerica Premier Balanced Fund (the "Balanced Fund"), Transamerica Premier High Yield Bond Fund (the "High Yield Fund"), Transamerica Premier Bond Fund (the "Bond Fund"), and Transamerica Premier Cash Reserve Fund (the "Cash Reserve Fund"), which are diversified (collectively referred to as the "Funds"). For information on investment objectives and strategies, please refer to the Funds' prospectus. All of the Premier Funds, with the exception of the High Yield Fund, offer three classes of shares, Investor, Class A and Class M. The High Yield Fund offers two classes of shares, the Investor and the Institutional. Each share of each class of a Fund represents an identical legal interest in the investment of the Fund. The Investor, Institutional, Class A and Class M shares differ with respect to distribution and certain other class-specific expenses and waivers. The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States. (A) Valuation of Securities Equity securities listed on a principal exchange (U.S. or foreign), NASDAQ and over-the-counter securities are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and the closing asked prices. Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer-supplied quotations. Debt securities with a maturity of 60 days or less, and all investments in the Cash Reserve Fund, are valued at amortized cost, which approximates market value. Futures contracts are valued at the last sale price on the market where the contract is principally traded. Securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to procedures established by the Company's Board of Directors. (B) Repurchase Agreements Each Fund may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing debt obligation, the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. (C) Futures Contracts The Index Fund uses S&P 500 index futures as part of its strategy to track the return of the S&P 500 Index. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the initial margin. Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The use of futures contracts involves several risks. The change in value of futures contracts corresponds primarily with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. (D) Securities Transactions, Investment Income and Expenses Securities transactions are recorded as of the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses not directly chargeable to a specific Fund/class are allocated primarily on the basis of relative average daily net assets. (E) Dividends and Distributions Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the Bond Fund and High Yield Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Equity Fund, the Value Fund, the Index Fund, the Balanced Fund, the Aggressive Growth Fund and the Small Company Fund are declared and paid annually. Each Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds and timing differences. Dividends from net investment income are determined on a class level. Capital gains distributions are determined on a Fund level. (F) Federal Income Taxes Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of its taxable income. Therefore, no Federal income or excise tax provision is required to be paid by each Fund. As of December 31, 2000 for Federal income tax purposes, the Bond Fund has a capital loss carry-forward of $97,444, expiring in 2007. The High Yield Fund has capital loss carry-forwards of $1,066,147 and $2,220,291, expiring in 2007 and 2008, respectively. The Equity Fund, Index Fund, Balanced Fund, Bond Fund and High Yield Fund have elected to defer current year post October losses as though the losses were incurred on the first day of the next calendar year, the amounts deferred were, $194,216, $647,103, $37,892, $86,586, and $2,037,650, respectively. On December 8, 2000, the Aggressive Growth, Small Company, Equity, Value, Index and Balanced Funds declared long-term capital gains distributions of $66,181,776, $85,469,974, $67,396,302, $397,035, $488,935 and $9,685,129, respectively. The following unaudited percentages of ordinary dividends received during 2000 qualify for the 70% corporate dividend received deduction: Index Fund 57.37%, Value Fund 24.07%, Balanced Fund 16.01% and High Yield Fund 1.65%. To determine the amount of dividends that qualify, corporate shareholders should multiply the total ordinary dividend received during 2000 by the percentage noted above for each fund in which they invest. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, net operating losses and capital loss carry-forwards. Permanent items identified in the year ended December 31, 2000, have been reclassified among components of net assets as follows:

                        Undistributed     Undistributed
                             Net                Net
                          Investment      Realized Gains    Paid-In
Fund                        Income           and Losses      Capital
Aggressive Growth Fund     2,667,781        (2,028,617)         (639,164)
Small Company Fund         3,966,809        -                   (3,966,809)
Equity Fund                3,228,099        7                   (3,228,106)
Value Fund                 95,790           (95,790)            -
Index Fund                 26               (26)                -
Balanced Fund              -                -                   -
High Yield Fund            10,749           (10,749)            -
Bond Fund                  7,517            (7,517)             -
Cash Reserve Fund          -                -                   -

(G) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. (H) Other In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Balanced Fund and Bond Fund currently do not amortize discounts and premiums on fixed income securities. The High Yield Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change. 2. Investment Advisory Fees and Other Transactions With Affiliates The Company has entered into an Investment Advisory and Administrative Services Agreement (the "Agreement") with Transamerica Investment Management, LLC (the "Adviser") and Transamerica Investment Services, Inc. (the "Sub-Adviser") on behalf of each Fund. For its services to the Funds, the Adviser receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fees for the Funds are as follows:

                           First    Next        In Excess of
Fund                    $1 Billion  $1 Billion   $2 Billion
Aggressive Growth Fund     0.85%   0.82%            0.80%
Small Company Fund         0.85%   0.82%            0.80%
Equity Fund                0.85%    0.82%          0.80%
Value Fund                 0.75%    0.72%          0.70%
Index Fund                 0.30%    0.30%          0.30%
Balanced Fund              0.75%    0.72%          0.70%
High Yield Fund            0.55%    0.52%          0.50%
Bond Fund                  0.60%    0.57%          0.55%
Cash Reserve Fund          0.35%    0.35%          0.35%

The Sub-Adviser is an indirect, wholly owned subsidiary of AEGON N.V. and owns all the capital interest of the Adviser. The Sub-Adviser receives its fee directly from the Adviser and receives no compensation from the Funds. The Adviser has agreed to waive its fees and assume any other operating expenses (other than certain extraordinary or non-recurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund. These waivers and subsidies may be terminated at any time without notice. The specified percentages are as follows:

                            Investor Institutional
Fund                        Class    Class    Class A  Class M
Aggressive Growth Fund     1.40%    -       1.50%    1.75%
Small Company Fund         1.40%    -       1.50%    1.75%
Equity Fund                1.50%    -        1.60%   1.85%
Value Fund                 1.20%    -        1.30%   1.55%
Index Fund                 0.25%    -        0.50%   0.75%
Balanced Fund              1.45%    -        1.55%   1.80%
High Yield Fund            0.90%    0.65%    -       -
Bond Fund                  1.30%    -        1.40%   1.65%
Cash Reserve Fund          0.25%    -        0.60%   0.85%

Transamerica Securities Sales Corporation ("TSSC") is the principal underwriter and distributor of the shares for each of the Funds. TSSC is an indirect, wholly-owned subsidiary of AEGON N.V. No officer, director, or employee of the Adviser, the Sub-Adviser or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company. Each director of the Company who is not an "interested person" (as that term is defined in the 1940 Act) receives from the Funds a $10,000 annual fee, $1,000 for each meeting of the Company's Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. For the year ended December 31, 2000, the Funds expensed aggregate fees of $59,924 to all directors who are not affiliated persons of the Investment Adviser.

Certain directors and officers of the Funds are also directors and officers of the Adviser and other affiliated Transamerica entities. As of December 31, 2000, Transamerica Corporation and its affiliates held the following percentages of outstanding shares:

Fund

Aggressive Growth Fund                      12.11%
Small Company Fund                          10.57%
Equity Fund                                 25.77%
Value Fund                                  48.94%
Index Fund                                  58.53%
Balanced Fund                               30.03%
High Yield Fund                             98.12%
Bond Fund                                   75.39%
Cash Reserve Fund                           3.38%

3.       Distribution Plans

The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to TSSC as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Index Fund and the Cash Reserve Fund, which pay a distribution fee of 0.10% of the average daily net assets. On November 1, 1997, TSSC agreed to waive the distribution fees indefinitely for the Cash Reserve Fund. The fee waivers may be terminated at any time without notice. For the Institutional Shares, there is no annual 12b-1 distribution fee. For the Class A and Class M shares, there is an annual 12b-1 distribution fee of 0.35% and 0.60%, respectively.

4.       Security Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2000 were as follows:

                                                   U.S.                            U.S.
                                                Government        Proceeds      Government
Fund                            Purchases       Purchases         from Sales        Sales
Aggressive Growth Fund          $148,764,162     $ -            $174,099,332      $       -
Small Company Fund              271,037,732      -              282,316,209       -
Equity Fund                     118,493,769       -             160,319,685       -
Value Fund                       8,117,531         -            5,951,253         -
Index Fund                      16,484,693        37,853        7,641,047         -
High Yield Fund                 53,372,608        -             45,002,868        -
Balanced Fund                   80,182,288        25,453,827    60,348,978        12,627,756
Bond Fund                       47,345,879        31,877,043    43,827,607        31,411,150

5.       Capital Stock Transactions

At December 31, 2000, there were two billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the periods and class indicated.

TRANSAMERICA PREMIER
AGGRESSIVE GROWTH FUND     Authorized Shares - 60,000,000

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Investor Class Shares        Shares       Amount        Shares          Amount

Capital stock sold           3,779,994    $128,577,329  10,835,790      $271,958,612
Capital stock issued
upon reinvestment
of dividends and
distributions                2,751,049    62,834,220    209,406         6,135,460
Capital stock redeemed      (4,654,947)   (150,798,374) (11,903,966)    (297,271,852)
Net increase (decrease)      1,876,096    $40,613,175   (858,770)        $(19,177,780)


TRANSAMERICA PREMIER
AGGRESSIVE GROWTH FUND

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Class A Shares               Shares        Amount       Shares          Amount

Capital stock sold           55,393      $1,895,039     26,724          $641,778
Capital stock issued
upon reinvestment
of dividends and
distributions                11,754     267,289         671             19,627

Capital stock redeemed      (48,882)    (1,704,654)    (4,242)          (109,486)
Net increase                 18,265     $457,674        23,153          $551,919



TRANSAMERICA PREMIER
AGGRESSIVE GROWTH FUND

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Class M Shares             Shares         Amount        Shares          Amount
Capital stock sold         30,137       $1,049,864       16,674         $434,286
Capital stock issued
upon reinvestment
of dividends and
distributions              17,214       388,531         496             14,491

Capital stock redeemed     (5,681)      (201,920)       (56)            (1,407)
Net increase               41,670       $1,236,475       17,114         $447,370


TRANSAMERICA PREMIER
SMALL COMPANY FUND         Authorized Shares - 60,000,000

                                Year Ended              Year Ended
                                December 31, 2000        December 31, 1999
Investor Class Shares      Shares        Amount         Shares          Amount

Capital stock sold         12,800,142    $523,136,557   15,398,720       $412,148,183
Capital stock issued
upon reinvestment
of dividends and
distributions              3,155,120       82,002,341    712,901        22,791,436
Capital stock redeemed     (14,018,786)   (550,358,078) (16,767,387)    (434,285,494)
Net increase (decrease)    1,936,476        $54,780,820   (655,766)     $654,125


TRANSAMERICA PREMIER
SMALL COMPANY FUND

                                Year Ended              Year Ended
                                 December 31, 2000      December 31, 1999
Class A Shares                  Shares   Amount         Shares  Amount

Capital stock sold               97,762   $ 3,570,600   71,083   $2,000,033
Capital stock issued
upon reinvestment
of dividends and
distributions                   10,074       260,123    1,868   59,585

Capital stock redeemed          (81,795)    (3,269,329) (45,687) (1,337,567)
Net increase                      26,041   $561,394     27,264   $ 722,051


TRANSAMERICA PREMIER
SMALL COMPANY FUND

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Class M Shares                  Shares   Amount         Shares  Amount
Capital stock sold              25,055   $1,013,446       14,504   $419,880
Capital stock issued
upon reinvestment
of dividends and
distributions                   12,706   325,418        1,270   40,376

Capital stock redeemed          (7,452)  (301,581)        (616)    (16,795)
Net increase                  30,309   $1,037,283       15,158   $443,461


TRANSAMERICA PREMIER
EQUITY FUND       Authorized Shares - 100,000,000

                            Year Ended              Year Ended
                            December 31, 2000       December 31, 1999
Investor Class Shares       Shares   Amount         Shares   Amount

Capital stock sold          3,744,082 $118,872,702  7,761,432  $211,183,278
Capital stock issued
upon reinvestment
of dividends and
distributions               2,885,264  65,668,734    320,772     8,952,147
Capital stock redeemed     (5,113,563) (159,390,083) (9,675,400) (262,222,835)
Net increase (decrease)     1,515,783  $25,151,353   (1,593,196) $(42,087,410)


TRANSAMERICA PREMIER
EQUITY FUND

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Class A Shares                  Shares   Amount         Shares  Amount
Capital stock sold              20,722   $661,227       16,223   $436,003
Capital stock issued
upon reinvestment
of dividends and
distributions                   8,476    191,473        527     14,662

Capital stock redeemed          (11,045) (336,338)     (172)    (5,302)
Net increase                     18,153   $516,362      16,578   $445,363


TRANSAMERICA PREMIER
EQUITY FUND

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Class M Shares                  Shares   Amount         Shares  Amount
Capital stock sold              29,225   $908,903       17,873   $490,649
Capital stock issued
upon reinvestment
of dividends and
distributions                   14,146   317,151        555     15,395

Capital stock redeemed          (4,450)  (146,994)      (50)     (1,347)
Net increase                    38,921   $1,079,060       18,378   $504,697


TRANSAMERICA PREMIER
VALUE FUND        Authorized Shares - 50,000,000

                                 Year Ended             Year Ended
                                December 31, 2000       December 31, 1999
Investor Class Shares           Shares   Amount         Shares   Amount

Capital stock sold              322,925  $4,022,675     146,708  $1,585,082
Capital stock issued
upon reinvestment
of dividends and
distributions                   36,337   444,032          -     -
Capital stock redeemed          (157,695) (1,940,662)    (192,450) 2,067,820)
Net increase (decrease)         201,567  $2,526,045      (45,742) $(482,738)


TRANSAMERICA PREMIER
VALUE FUND

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Class A Shares                   Shares   Amount        Shares  Amount
Capital stock sold              16,327   $209,752       7,766    $82,786
Capital stock issued
upon reinvestment
of dividends and
distributions                   717      8,743
Capital stock redeemed          (4,550)  (57,910)       (183)    (1,974)
Net increase                    12,494   $160,585       7,583   $80,812


TRANSAMERICA PREMIER
VALUE FUND

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Class M Shares                  Shares   Amount         Shares  Amount
Capital stock sold              25,020   $316,744       6,219    $66,770
Capital stock issued
upon reinvestment
of dividends and
distributions                   1,074    13,044
Capital stock redeemed          (4,043)  (48,797)
Net increase                    22,051   $280,991       6,219   $66,770


TRANSAMERICA PREMIER
INDEX FUND        Authorized Shares - 60,000,000

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Investor Class Shares            Shares   Amount        Shares   Amount

Capital stock sold              1,052,456 $21,782,826   831,496  $16,749,659
Capital stock issued
upon reinvestment
of dividends and
distributions                   78,466   1,522,225      112,998  2,370,775
Capital stock redeemed       (1,024,846) (21,283,718)   (539,852)(10,997,701)
Net increase                  106,076   $2,021,333      404,642  $8,122,733


TRANSAMERICA PREMIER
INDEX FUND

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Class A Shares                  Shares   Amount         Shares  Amount

Capital stock sold              27,690   $587,804       44,170   $870,556
Capital stock issued
upon reinvestment
of dividends and
distributions                   1,110    21,510         1,071   22,394

Capital stock redeemed          (15,417) (313,419)      (20,788) (423,599)
Net increase                    13,383   $295,895       24,453   $469,351


TRANSAMERICA PREMIER
INDEX FUND

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Class M Shares                   Shares   Amount        Shares  Amount
Capital stock sold              31,144   $654,707       7,345    $148,693
Capital stock issued
upon reinvestment
of dividends and
distributions                   1,001    19,415         304     6,342

Capital stock redeemed          (3,195)  (65,764)       (53)     (1,093)
Net increase                    28,950   $608,358       7,596   $153,942


TRANSAMERICA PREMIER
BALANCED FUND     Authorized Shares - 60,000,000

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Investor Class Shares           Shares   Amount         Shares   Amount

Capital stock sold              3,330,120 $74,169,595   1,854,435 $37,149,248
Capital stock issued
upon reinvestment
of dividends and
distributions                   539,589  10,913,772     226,080  4,496,017
Capital stock redeemed         (1,681,360) (36,571,928) (2,154,606) (42,957,109)
Net increase (decrease)        2,188,349  $48,511,439   (74,091)  ($1,311,844)


TRANSAMERICA PREMIER
BALANCED FUND

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Class A Shares                  Shares   Amount         Shares  Amount

Capital stock sold              6,393    $140,065       21,360   $427,905
Capital stock issued
upon reinvestment
of dividends and
distributions                   2,031    40,917         1,127   22,384

Capital stock redeemed          (5,144)  (105,536)        (5,998)  (121,450)
Net increase                    3,280    $75,446        16,489   $328,839


TRANSAMERICA PREMIER
BALANCED FUND

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Class M Shares                  Shares   Amount         Shares  Amount
Capital stock sold              23,419   $527,100       6,448    $129,412
Capital stock issued
upon reinvestment
of dividends and
distributions                   3,289    66,090         463     9,173

Capital stock redeemed          (2,313)  (48,366)       (110)    (2,227)
Net increase                    24,395   $544,824       6,801   $136,358


TRANSAMERICA PREMIER
HIGH YIELD BOND FUND       Authorized Shares - 50,000,000

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Investor Class Shares           Shares   Amount         Shares   Amount

Capital stock sold              117,659  $1,088,477     292,579  2,869,580
Capital stock issued
upon reinvestment
of dividends and
distributions                   15,506   139,101        15,279  147,108

Capital stock redeemed          (113,951)(1,045,820)    (280,032)(2,727,807)
Net increase                    19,214   $181,758       27,826   $288,881


TRANSAMERICA PREMIER
HIGH YIELD BOND FUND

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Institutional Class Shares      Shares   Amount         Shares   Amount

Capital stock sold              1,450,378 $13,043,409   212,399  $1,999,524
Capital stock issued
upon reinvestment
of dividends and
distributions                   844,537  7,523,340      718,257  6,869,383
Capital stock redeemed         (356,936) (3,110,972)    (15,070) (140,566)
Net increase                   1,937,979 $17,455,777    915,586  $8,728,341


TRANSAMERICA PREMIER
BOND FUND         Authorized Shares - 60,000,000

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Investor Class Shares           Shares   Amount         Shares   Amount

Capital stock sold              455,040  $4,463,732     287,583  $2,919,829
Capital stock issued
upon reinvestment
of dividends and
distributions                   114,010  1,112,460      110,847  1,103,171
Capital stock redeemed          (251,630)(2,456,801)    (334,952)(3,394,603)
Net increase                     317,420  $3,119,391    63,478   $628,397


TRANSAMERICA PREMIER
BOND FUND

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Class A Shares                  Shares   Amount         Shares  Amount
Capital stock sold              14,131   $136,459       17,264   $176,961
Capital stock issued
upon reinvestment
of dividends and
distributions                   1,286    12,559         878     8,698

Capital stock redeemed          (3,818)  (36,969)       (3,370)  (33,399)
Net increase                    11,599   $112,049       14,772  $152,260


TRANSAMERICA PREMIER
BOND FUND         Authorized Shares - 60,000,000

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Class M Shares                  Shares   Amount         Shares  Amount
Capital stock sold              11,711   $114,818       3,711    $36,894
Capital stock issued
upon reinvestment
of dividends and  distributions    545      5,332       93      912

Capital stock redeemed          (3,824)  (37,385)       (25)     (248)
Net increase                    8,432    $82,765        3,779    $37,558


TRANSAMERICA PREMIER
CASH~RESERVE FUND Authorized Shares - 510,000,000

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Investor Class Shares           Shares   Amount         Shares   Amount

Capital stock sold          241,941,649  $241,941,649  468,845,360  $468,845,360
Capital stock issued
upon reinvestment
of dividends and
distributions                8,749,457  8,749,457      4,763,706    4,763,706
Capital stock redeemed      (279,714,750)(279,714,750)(384,574,280)(384,574,280)
Net increase (decrease)    (29,023,644) $(29,023,644)  89,034,786  $ 89,034,786


TRANSAMERICA PREMIER
CASH~RESERVE FUND

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Class A Shares                  Shares   Amount         Shares  Amount

Capital stock sold            6,811,876  $6,811,876     3,001,634  $3,001,634
Capital stock issued
upon reinvestment
of dividends and
distributions                   80,761   80,761         37,476     37,476

Capital stock redeemed       (6,425,695) (6,425,695)   (2,221,050) (2,221,050)
Net increase                    466,942  $466,942       818,060   $818,060


TRANSAMERICA PREMIER
CASH~RESERVE FUND

                                Year Ended              Year Ended
                                December 31, 2000       December 31, 1999
Class M Shares                  Shares   Amount         Shares  Amount

Capital stock sold           3,959,230   $3,959,230     130,652  $130,652
Capital stock issued
upon reinvestment
of dividends and
distributions                   16,315   16,315         1,244   1,244

Capital stock redeemed     (3,481,267) (3,481,267)       (30,012) (30,012)
Net increase                  494,278  $494,278         101,884  $101,884

6.       Subsequent Event

On 1/2/2001 AEGON N.V. redeemed $71,719,826 from the Cash Reserve Fund, which represented 52% of the Fund's assets.

December 31, 2000
TRANSAMERICA PREMIER FUNDS  2000 ANNUAL REPORT   page
INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of Transamerica Investors, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Investors, Inc. (comprising respectively, the Transamerica Premier Aggressive Growth Fund, Transamerica Premier Small Company Fund, Transamerica Premier Equity Fund, Transamerica Premier Value Fund, Transamerica Premier Index Fund, Transamerica Balanced Fund, Transamerica Premier High Yield Bond Fund, Transamerica Premier Bond Fund, and Transamerica Premier Cash Reserve Fund) (the "Funds") as of December 31, 2000, and the related statements of operations for the fiscal year then ended, changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Transamerica Investors, Inc., as of December 31, 2000, and the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended and their financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Los Angeles, CaliforniaFebruary 9, 2001
         page              TRANSAMERICA PREMIER FUNDS  2000 ANNUAL REPORT>



Transamerica Premier Funds Directors
Richard N. Latzer
Chairman of the Board
Sidney E. Harris
Charles C. Reed
Carl R. Terzian


Transamerica Premier Funds Officers
Gary U. Rolle,
President
Reid A. Evers
Secretary
William T. Miller
Treasurer


Investment Adviser

Transamerica Investment Management, LLC
1150 South Olive StreetLos Angeles, California 90015
Distributor


Transamerica Securities Sales Corporation
1150 South Olive StreetLos Angeles, California 90015


Custodian

State Street Bank and Trust Company
225 Franklin StreetBoston, Massachusetts 02110


Transfer Agent

State Street Bank/Boston Financial Data Services
Two Heritage DriveNorth Quincy, Massachusetts 02171


This report is for the information of the shareholders of Transamerica Premier Funds. Its use in connection with any offering of the Funds' shares is authorized only if accompanied or preceded by a current Transamerica Premier Funds prospectus that contains more complete investment information, including risks and expenses. Please read the prospectus thoroughly before you invest.

Call 1-800-892-7587 for more information.

These Funds are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.

(c)2001 Transamerica Securities Sales Corporation, Distributor

Transamerica Securities Sales Corporation, Distributor

1-800-89-ASK-US (1-800-892-7587)
http://transamericafunds.com
e-mail: PremierFunds@Transamerica.com

TPF 638-0201